                                                                 EXHIBIT 10.14



                              CONCESSION AGREEMENT

                                     Between

                         CITY OF CORAL SPRINGS, FLORIDA
                         ------------------------------

                                       and

                         CAN AM INVESTMENT GROUP, INC.,
                         ------------------------------
                              A FLORIDA CORPORATION
                              ---------------------

                                       for

              THE DESIGN, DEVELOPMENT, CONSTRUCTION, AND OPERATION
                           OF TWIN ICE-SKATING ARENAS
                       AT THE CORAL SPRINGS REGIONAL PARK
                       ----------------------------------

                                TABLE OF CONTENTS

         ARTICLE 1
                  PURPOSE.......................................................................................  2

         ARTICLE 2
                  TERM..........................................................................................  2

         ARTICLE 3
                  RIGHT TO NEGOTIATE RENEWAL TERMS..............................................................  3

         ARTICLE 4
                  EXCLUSIVITY...................................................................................  3

         ARTICLE 5
                  ADDITIONAL SERVICES AND SPACE.................................................................  4

         ARTICLE 6
                  CONSTRUCTION..................................................................................  4

         ARTICLE 7
                  CONCESSIONAIRE'S MARKETING....................................................................  6

         ARTICLE 8
                  PROPERTY DESCRIPTION..........................................................................  6

         ARTICLE 9
                  MINIMUM MONTHLY RENTAL GUARANTEE..............................................................  6

         ARTICLE 10
                  PERCENTAGE FEES...............................................................................  7

         ARTICLE 11
                  GROSS RECEIPTS................................................................................  7

         ARTICLE 12
                  SALES TAX.....................................................................................  8

         ARTICLE 13
                  PAYMENT OF FEES...............................................................................  8

         ARTICLE 14
                  REPORTS AND RECORDS...........................................................................  9

         ARTICLE 15
                  STRUCTURE(S) AND AMENITIES...................................................................  10

         ARTICLE 16
                  FACILITY MANAGER.............................................................................  11

         ARTICLE 17
                  CONTRACT ADMINISTRATOR APPROVAL............................................................... 11


         ARTICLE 18
                  PUBLIC CONTACT OF CONCESSIONAIRE'S
                     AND CITY'S EMPLOYEES....................................................................... 12

         ARTICLE 19
                  OPERATING SCHEDULE............................................................................ 12

         ARTICLE 20
                  QUALITY OF CONCESSIONAIRE'S SERVICES.......................................................... 14

         ARTICLE 21
                  FACILITIES AND SERVICES PROVIDED BY CITY. .................................................... 15

         ARTICLE 22
                  FACILITIES, EQUIPMENT, AND SERVICES PROVIDED BY
                     CONCESSIONAIRE............................................................................. 16

         ARTICLE 23
                  EQUIPMENT INSTALLED BY CONCESSIONAIRE......................................................... 17

         ARTICLE 24
                  MAINTENANCE RESPONSIBILITIES OF CONCESSIONAIRE;
                     APPEARANCE OF FACILITIES................................................................... 18

         ARTICLE 25
                  CAPITAL IMPROVEMENTS AND REPAIRS.............................................................. 18

         ARTICLE 26
                  DAMAGES....................................................................................... 19

         ARTICLE 27
                  LIABILITY FOR DAMAGE OR INJURY................................................................ 19

         ARTICLE 28
                  DAMAGE OR DESTRUCTION OF PREMISES............................................................. 19

         ARTICLE 29
                  CHANGE OF OPERATIONS HOURS DUE TO PUBLIC HEALTH RISK.......................................... 20

         ARTICLE 30
                  INGRESS AND EGRESS............................................................................ 20

         ARTICLE 31
                  ASSIGNMENT, SUBLETTING, AND SUCCESSORS IN INTEREST............................................ 21

         ARTICLE 32
                  OWNERSHIP OF CONCESSIONAIRE................................................................... 22

         ARTICLE 33
                  PAYMENT AND PERFORMANCE BOND/IRREVOCABLE
                     LETTER OF CREDIT........................................................................... 23

         ARTICLE 34
                  INSURANCE AND CONTRACTOR INDEMNIFICATION...................................................... 25

         ARTICLE 35
                  INDEMNIFICATION OF CITY....................................................................... 32

         ARTICLE 36
                  TERMINATION BY CITY........................................................................... 32

         ARTICLE 37
                  TERMINATION BY CONCESSIONAIRE................................................................. 37

         ARTICLE 38
                  COVENANT OF NON-SUBORDINATION................................................................. 38

         ARTICLE 39
                  COVENANT OF QUIET ENJOYMENT................................................................... 39

         ARTICLE 40
                  NONDISCRIMINATION............................................................................. 39

         ARTICLE 41
                  RULES AND REGULATIONS......................................................................... 40

         ARTICLE 42
                  PAYMENT OF OBLIGATIONS........................................................................ 40

         ARTICLE 43
                  EMERGENCY EVACUATION AND HURRICANE PLAN....................................................... 41

         ARTICLE 44
                  INSPECTION BY CITY............................................................................ 41

         ARTICLE 45
                  EMERGENCY REPAIRS BY CITY..................................................................... 42

         ARTICLE 46
                  TERMINATION OF CONTRACT....................................................................... 42

         ARTICLE 47
                  CONDEMNATION.................................................................................. 43

         ARTICLE 48
                  APPROVALS..................................................................................... 44

         ARTICLE 49
                  INDULGENCE NOT WAIVER......................................................................... 44

         ARTICLE 50
                  NOTICES....................................................................................... 44

         ARTICLE 51
                  PUBLIC ENTITY CRIME STATEMENT AND DRUG FREE
                     WORKPLACE CERTIFICATION.................................................................... 45


         ARTICLE 52
                  CONTRACT ADMINISTRATOR AND CONCESSIONAIRE'S
                     DESIGNATED REPRESENTATIVE.................................................................. 46

         ARTICLE 53
                  REMEDIES...................................................................................... 46

         ARTICLE 54
                  INTERPRETATIONS............................................................................... 46

         ARTICLE 55
                  JOINT PREPARATION............................................................................. 47

         ARTICLE 56
                  SECURITY...................................................................................... 47

         ARTICLE 57
                 ADVERTISING.................................................................................... 48

         ARTICLE 58
                 ESTOPPEL CERTIFICATES.......................................................................... 48

         ARTICLE 59
                 MISCELLANEOUS PROVISIONS....................................................................... 48

                                TABLE OF CONTENTS

                                    EXHIBITS

         EXHIBIT "A"
                  APPROVED ACTIVITIES........................................................................... 52

         EXHIBIT "B"
                  SITE PLAN..................................................................................... 53

         EXHIBIT "C"
                  PROPERTY DESCRIPTION ......................................................................... 54

         EXHIBIT "D"
                  OPERATING SCHEDULE............................................................................ 55

         EXHIBIT "E"
                  PAYMENT AND PERFORMANCE BONDS................................................................. 56

         EXHIBIT "F-1"
                  PUBLIC ENTITY CRIME STATEMENT................................................................. 62

         EXHIBIT "F-2"
                  PUBLIC DISCLOSURE ACT
                     DISCLOSURE AFFIDAVIT....................................................................... 65
         EXHIBIT "G"
                  DRUG FREE WORKPLACE........................................................................... 66

                              CONCESSION AGREEMENT

         THIS A CONCESSION AGREEMENT, made and entered into this _____ day of _______________, 1995, by and between:

                           CITY OF CORAL SPRINGS, FLORIDA
                           a Municipal Corporation
                           9551 West Sample Road
                           Coral Springs, Florida 33065
                           (hereinafter referred to as "CITY")

                                       and

                           CAN AM INVESTMENT GROUP, INC.
                           a Florida corporation
                           8000 Peters Road, #200
                           Plantation, FL 33324

                           (its successors and assigns, hereinafter referred to as "CONCESSIONAIRE")

                                       for

              THE DESIGN, DEVELOPMENT, CONSTRUCTION, AND OPERATION
                           OF TWIN ICE-SKATING ARENAS
                       AT THE CORAL SPRINGS REGIONAL PARK
                       ----------------------------------

         WHEREAS, the CITY owns and operates recreational amenities at the Regional Park (the "Park") for the recreation and entertainment of Park patrons; and

         WHEREAS, the CITY has duly advertised for qualifications and proposals and received proposals for the provision of the design, development, construction, and operation of twin ice-skating arenas ("the Facility") within a portion of the said Park area; and

         WHEREAS, the qualifications and proposal of CAN AM INVESTMENT GROUP, INC. ("CONCESSIONAIRE") was determined to be in the best interest of the CITY; NOW, THEREFORE,

                              W I T N E S S E T H :

         IN CONSIDERATION of the mutual covenants, provisions, terms, promises, and conditions contained herein, the parties hereto agree as follows:

                                    ARTICLE 1

                                     PURPOSE

         The CITY hereby grants unto the CONCESSIONAIRE and the CONCESSIONAIRE hereby accepts from the CITY, the exclusive use of designated Park area as described in Article 8 (the "Property") for a multi-use and multi-user skating arena (the "Facility"). The approved exclusive activities shall be those specific activities set forth on Exhibit "A" attached hereto and made a part hereof.

         The Contract Administrator may from time to time approve amendments to the initial list of items relating to the referenced activities.

         The CONCESSIONAIRE shall, on/or before October 1 of each year, provide to the Contract Administrator, a current price list for goods and services associated with the CONCESSIONAIRE's activities at the Facility. CONCESSIONAIRE warrants that the pricing is competitive, and consistent with the market sensitive approach to this Concession Agreement. The CONCESSIONAIRE shall be permitted to change the annual price list during any one-year period for goods and services without notice to the Contract Administrator so long as the increase or decrease is less than fifteen (15%) percent of the listed price during any such annual period. However, to the extent of a fifteen (15%) percent increase or decrease, the Contract Administrator shall be notified in writing.

         It is the mutual covenant and agreement of the parties hereto that the operation and occupancy by the CONCESSIONAIRE pursuant to this Concession Agreement shall be exclusive except to the extent otherwise set forth in this Agreement or as otherwise stated and provided to other concessionaires in the Regional Park.

                                    ARTICLE 2

                                      TERM

         The CITY hereby grants to the CONCESSIONAIRE an initial term of forty-nine (49) years with the right of both parties to negotiate in good faith renewal terms as provided for in Article 3 below. The term of this Concession Agreement shall commence to run from the date the CONCESSIONAIRE commences operations at the facility or upon the issuance of a final and unqualified Certificate of Occupancy, whichever occurs first. For all other purposes, the Effective Date ("Effective Date") of the Agreement shall commence on the date of approval by the City Commission of the City of Coral Springs, Florida, or any other governmental agency having jurisdiction over the Facility, whichever occurs later, and no further governmental action is necessary or required to preclude the CONCESSIONAIRE to commence construction. CONCESSIONAIRE agrees that it will commence operations at the Facility within two (2) years from the Effective Date. In the event that CONCESSIONAIRE is unable to complete construction of the Facility and commence operations due to force majeure circumstances beyond the control of CONCESSIONAIRE, the CONCESSIONAIRE will be granted a reasonable extension of time to complete the construction activities and commence operations. In all other circumstances, the CONCESSIONAIRE may request an extension on the time period to commence operations beyond the two (2) year, however, the decision of the CITY is final and absolute.

         The payment of rental obligations are as otherwise set forth in Articles 9 and 10 hereinafter.

                                    ARTICLE 3

                        RIGHT TO NEGOTIATE RENEWAL TERMS

         This Concession Agreement may be renewed, at the CITY'S option, for two
(2) twenty-five year renewal periods. The CITY or the CONCESSIONAIRE shall commence good faith negotiations to renew this Agreement by providing written notice to either party, in accordance with Articles 46 and Article 50, hereof, at least six (6) months before the end of the initial term and each subsequent renewal term, request that the parties commence negotiations towards renewal of this Concession Agreement.

         The parties hereto covenant and agree to negotiate any and all renewals in good faith and in a bona fide fashion consistent with the tenor of this Concession Agreement unless there remain outstanding, in the reasonable opinion of the City, any outstanding and uncured material defaults as described hereinafter.

                                    ARTICLE 4

                                   EXCLUSIVITY

         The rights and activities granted to the CONCESSIONAIRE pursuant to Exhibit "A," attached hereto and made a part hereof, under this Concession Agreement are exclusive only to the Park, except that food and beverage sales, and all non-skating activities and party rooms shall be exclusive only to the Property. Nothing contained in this Concession Agreement shall preclude the CITY from charging other fees to park patrons for other amenities or concessions.

         During the term of this Agreement, the CITY covenants and agrees not to design, construct, or operate a skating facility of any kind, either indoor or outdoor, in the Park.

                                    ARTICLE 5

                          ADDITIONAL SERVICES AND SPACE


         The Contract Administrator may allow the CONCESSIONAIRE to provide additional skating related space within the Property upon such terms as the parties may agree to in writing. Such additional services must follow the theme of the approved purpose of this

Concession Agreement. Any additional land requested by CONCESSIONAIRE outside of the boundaries of the Property requires review and approval by the City Commission of Coral Springs.



                                    ARTICLE 6

                                  CONSTRUCTION


         CONCESSIONAIRE agrees that it will construct its facilities on the Property in conformity with the approved site plan attached hereto and made a part hereof as Exhibit "B" (the Site Plan"), as such may be revised in accordance with the provisions of this Agreement, according to plans and specifications developed by CONCESSIONAIRE at its sole cost and expense and which plans and specifications shall comply with all applicable codes, ordinances, laws and regulations (the "Improvements"). Once the Improvements are completed, they shall be included in the term "Facility" for all purposes of this Concession Agreement.


         The parties hereto shall, prior to the commencement of construction, coordinate construction activities between the CITY and the CONCESSIONAIRE so as to provide for the excavation of land on the Property and in the Park for the corresponding use by the CONCESSIONAIRE of fill material which is needed by the CONCESSIONAIRE to construct the Facility.


         In the event that there are any changes to the Site Plan, CONCESSIONAIRE shall submit the revised Site Plan to the Contract Administrator for review and approval, whose approval shall not be unreasonably withheld. The Contract Administrator shall review the Site Plan revision,if non-structural within five (5) business days and if structural within fifteen (15) business days of its submittal by CONCESSIONAIRE. CITY may refuse to grant approval if, in its sole opinion, reasonably applied, any of the proposed Facilities as shown by the revised Site Plan are not inherently related to the approved purpose of this Concession Agreement. The reasons for any non-approval shall be set forth in writing, no later than the time frames set forth above after submittal of the revised Site Plan by CONCESSIONAIRE. In the event CITY'S reasons for any non-approval are not received in writing by CONCESSIONAIRE, within the time frames set forth above, CITY shall be deemed to have approved the revised Site Plan, subject to the approval of the appropriate State of Florida or United States government agencies if the approval of such agencies is required.

         CONCESSIONAIRE shall construct, at its own costs and expense, the Improvements in accordance with the Site Plan. CONCESSIONAIRE shall be responsible, at its sole cost and expense, for applying for and obtaining any and all permits and approvals required for the construction of the Improvements except as provided for in Article 42, hereinafter set forth. CITY agrees to join in and promptly execute any and all reasonable documents, or, if appropriate, execute consents thereto, pertaining to all or any portion of the Property which are reasonably requested by CONCESSIONAIRE, including, but not limited to, applications and/or documents to be filed with any governmental and/or quasi-governmental authorities with respect to development or redevelopment of the Property or any portion thereof, and which require the joinder or consent of the owner of the Property.

         Prior to the commencement of construction of the Improvements, CONCESSIONAIRE, shall submit a copy of the plans and specifications for the Improvements to the Contract Administrator for review and approval, whose approval shall not be unreasonably withheld. The Contract Administrator shall review the plans and specifications within thirty (30) days of submittal by CONCESSIONAIRE. CITY may refuse to grant approval if the proposed Improvements are not compatible architecturally and at the same standards of other improvements within the Park as it is the CITY'S intent to have all Improvements blend in with the overall development of the Park. The reasons for any non-approval shall be set forth in writing, no later than thirty (30) days after submittal of the plans and specifications by the CONCESSIONAIRE. In the event CITY'S reasons for any non-approval are not received in writing by CONCESSIONAIRE within such thirty (30) day period, CITY shall be deemed to have approved the plans and specifications.

         All structures, pavements, and other approved permanent improvements (which shall be defined as buildings, fixtures, and all infrastructure related thereto) constructed on the Property shall be the property of CONCESSIONAIRE and shall become the property of the CITY only upon the expiration of this Concession Agreement or other termination as provided for herein.

                                    ARTICLE 7

                           CONCESSIONAIRE'S MARKETING

         CONCESSIONAIRE will use its best efforts to reasonably market, advertise, and promote the Facilities. CONCESSIONAIRE will allocate not less than two (2%) of the previous year's gross receipts, as hereinafter defined, to meet marketing needs. CONCESSIONAIRE agrees to provide the Contract Administrator with a copy of CONCESSIONAIRE'S marketing plan and budget within sixty (60) days prior to the commencement of the operations of the Facility and thereafter on October 1 each year during the term hereof or any renewal thereof. The Contract Administrator may review and comment on the marketing plan and budget but approval of the Contract Administrator is not required for implementation of CONCESSIONAIRE'S marketing plan and budget. Contract Administrator reserves the right to reasonably review and approve all advertisements or promotional material to be used by CONCESSIONAIRE for the Facilities that utilizes the Park, Department or CITY logo, and reserves the right to require CONCESSIONAIRE to identify the name of the Regional Park in any promotional or advertising materials.

                                    ARTICLE 8

                              PROPERTY DESCRIPTION

         That portion of the Regional Park designated for the Facility as referenced in Exhibit "C," attached hereto and made a part hereof.

                                    ARTICLE 9

                        MINIMUM MONTHLY RENTAL GUARANTEE

         CONCESSIONAIRE shall pay to the CITY a minimum monthly rental of Two Thousand Five Hundred Dollars ($2,500.00) per month (the "Rent") for the Facility commencing on the first date of operation for the Facility, ("Rent Commencement Date") described in Article 1 hereof. Should CONCESSIONAIRE commence operations at a time of the month other than the first five days of that month, the first month's rent shall be prorated accordingly. Said minimum monthly rent shall be due and payable on the first (1st) day of each month for that current month without billing. If the minimum monthly rent is not received by the CITY by the tenth (10th) day of the month in which it is due, beginning on the eleventh (11th) day, interest at the rate allowed by law (currently 1 1/2 percent per month) shall begin to accrue and the CONCESSIONAIRE shall be deemed in default of this Concession Agreement. In the event that CONCESSIONAIRE rents additional space, or provides additional services or is provided the use of additional acreage within the Park as described in Article 5 herein, the rental fees may differ from the Rent.

                                   ARTICLE 10

                                 PERCENTAGE FEES

         To the extent greater than the Minimum Monthly Rental Guarantee set forth above in Article 9, the CONCESSIONAIRE shall pay to the CITY, without billing on a monthly basis, the following sliding scale percentages of Gross Receipts beginning from $0.01 to infinity:

         4% of Gross Receipts from ALL SOURCES YR. 1-10

         5% of Gross Receipts from ALL SOURCES YR. 11-20

         5.5% of Gross Receipts from ALL SOURCES YR. 21-49

                  Annual Maximum Payment                        YR
                  ----------------------                        --
                           $ 75,000.00                          1-5
                             85,000.00                          6-10
                            125,000.00                          11-15
                            150,000.00                          16-20
                  Thereafter, no maximum.

          Such payments shall be received by the appropriate CITY office as described in Article 13 herein from CONCESSIONAIRE, without billing, by the thirtieth (30th) day of the month following the month during which the gross receipts as defined in Article 11 herein, were earned. To the extent that the percentage of Gross Receipts as described in this Article exceeds the Rent for that particular month, the Rent payment previously remitted for that month as described in Article 9 shall be credited against the percentage of Gross Receipts amount due and payable. The increases in the percentages of Gross Receipts referenced above shall be effective on the anniversary of the Rent Commencement Date set forth above in Article 9.

                                   ARTICLE 11

                                 GROSS RECEIPTS

         The term "Gross Receipts" as used in this Concession Agreement means all monies paid or payable to or considerations of determinable value received by the CONCESSIONAIRE or any subcontractor for sales made, transactions had, or for services rendered, from all sources, in the operations of this Concession Agreement, regardless of when or where the order therefore is received or the goods delivered or services rendered, whether paid or unpaid, whether on a cash or credit basis or in consideration of any other thing of value. Those items not includable in "Gross Receipts", as defined herein, shall include sales refunds, returned merchandise, any taxes imposed by law paid by the customer and directly payable by the CONCESSIONAIRE to the CITY or to a taxing authority, proceeds from selling equipment not normally sold in the course of the business, insurance proceeds, any uncollected credit card sales, and sales to employees.

         To the extent necessitated by individual projects initiated by the CITY and/or the CONCESSIONAIRE, the parties hereto agree to re- review this provision affecting gross receipts when, to the extent it is concluded mutually between the parties that for special events and other activities that additional exclusions or modifications to this paragraph shall be deemed appropriate.

                                   ARTICLE 12

                                    SALES TAX

         The CONCESSIONAIRE shall be liable for the prevailing state of Florida Sales and Use Tax imposed on Rent, if any (currently at the rate of 6 percent) on the amounts payable to the CITY under this Concession Agreement. This Sales and Use Tax shall be payable to the CITY which in turn will remit same to the Department of Revenue. Said tax is applicable to guarantee and percentage payments, unless otherwise determined by the State of Florida.

                                   ARTICLE 13

                                 PAYMENT OF FEES

         The CONCESSIONAIRE shall pay all fees and charges required by this Concession Agreement to the following:

                           CITY OF CORAL SPRINGS, FLORIDA
                           a Municipal Corporation,
                           Director of Parks and Recreation
                           9551 West Sample Road
                           Coral Springs, Florida 33065

(Checks shall be made payable to the "City of Coral Springs, Florida").

         In the event CONCESSIONAIRE fails to pay any of the rentals, fees, percentages of gross receipts or other charges as required to be paid under the provisions of this Concession Agreement after same shall become due, interest at the rate allowed by law (currently 1.5 percent per month) shall accrue, at the Contract Administrator's option against the delinquent payment(s) until same are paid. Interest shall be charged from the date payment is due unless otherwise specified herein. Implementation of this provision shall not preclude the CITY from terminating this Concession Agreement for default in the payment of Rent, fees, or charges, unless the CITY has accepted such late payment.

                                   ARTICLE 14

                               REPORTS AND RECORDS

14.1 CONCESSIONAIRE shall maintain during the term of this Concession Agreement all books of account, reports, and records customarily used in this type of operation and such records as are necessary to document its activities pursuant to this Concession Agreement and all monies collected hereunder, not limited to Gross Receipts. The form of all such records, cash registers, tapes, books, ledgers, journals, sales slips, and invoices, installed or used for recording the operations of the

         CONCESSIONAIRE under this Concession Agreement shall be kept to determine the financial status of the CONCESSIONAIRE in accordance with generally accepted accounting principles. Subsequent recommendations for changes, additions, or deletions shall be contingent upon written approval of the Contract Administrator. The CITY reserves the right to reasonably modify reports and records requirements from CONCESSIONAIRE.

14.2 On or before the thirtieth (30th) day following the end of each calendar month throughout the term of this Concession Agreement, the CONCESSIONAIRE shall furnish to the Contract Administrator a report of Gross Receipts during the preceding calendar month, on forms approved by the Contract Administrator. This report shall be signed by the CONCESSIONAIRE certifying to the accuracy of such gross receipts. Any percentage fees or charges due shall be payable with the submission of the report provided for in this Article.

    14.2.1 CONCESSIONAIRE shall at its own expense submit annually, to the Contract Administrator within ninety (90) days following the end of the calendar year, a certified report of gross receipts prepared in accordance with auditing standards adopted by the American Institute of Certified Public Accountants and attested to by an independent Certified Public Accountant licensed by the state of Florida, as to the correct Gross Receipts per month arising from the CONCESSIONAIRE'S operations under this Concession Agreement.

    14.2.2 In the event of any construction in accordance with Article 6 above, a separate report shall be prepared within thirty (30) days after completion of any permanent improvements certifying to said improvement costs, except to the extent that the CONCESSIONAIRE shall execute a report approved by the CITY and certified by the CONCESSIONAIRE.

14.3 The CONCESSIONAIRE shall allow the Contract Administrator or the auditors of the CITY following reasonable notice to CONCESSIONAIRE to inspect all or any part of the compilation procedures for the aforesaid monthly reports relating to the monthly gross receipts. Said inspection shall be at reasonable times during regular business hours and is at the sole discretion of the Contract Administrator. Records shall be available at all times Monday through Friday inclusive, except legal holidays, between the hours of 9:00 a.m. and 5:00 p.m. at CONCESSIONAIRE'S principal office located in either Dade, Broward, or Palm Beach Counties. It is the principal objective of the parties hereto to permit the CITY to verify the gross receipts of the CONCESSIONAIRE as described in this Agreement.

14.4 All records of the CONCESSIONAIRE necessary to verify any report set forth herein shall be available to the Contract Administrator and the CITY'S auditors at CONCESSIONAIRE'S principal office in either Dade, Broward, or Palm Beach Counties for a period of three (3) years after the end of each year of the Concession Agreement or any extensions thereof, or a lesser period of time if provided for by Florida General Law or any rules and/or regulations applicable to public records retention.

                                   ARTICLE 15

                           STRUCTURE(S) AND AMENITIES

15.1 All equipment and personal property furnished by CONCESSIONAIRE shall be of first-rate quality suitable for its intended purpose.

15.2 It shall be the responsibility of the CONCESSIONAIRE and the Contract Administrator, or designee, to coordinate maintenance, repair, and activities responsibilities of each.

15.3 The CONCESSIONAIRE agrees to maintain the Property and the Facility in the same condition, order, and repair as at the commencement of operations at the Facility and after any improvements are made, excepting only reasonable wear and tear arising from the use thereof under this Concession Agreement.


                                   ARTICLE 16

                                FACILITY MANAGER

         The CONCESSIONAIRE shall hire and assign a full-time qualified, experienced Manager for its operations at the Facility. Said Manager or Manager's Authorized Agent must be at least eighteen (18) years of age and will be physically available during reasonable operating hours. The qualifications of said Manager shall be submitted to the Contract Administrator upon request, and subject to the reasonable approval of same by the Contract Administrator. During the hours when the Manager is not on duty or available, the qualified Manager's Authorized Agent shall be on duty designated by the CONCESSIONAIRE or the Manager at the Facility. The Manager and the qualified Manager's Authorized Agent shall be authorized representatives of the CONCESSIONAIRE and be entitled to responsibly act in all matters relating to the day-to-day operation of the Facility hereunder. The Contract Administrator, upon request, shall be advised in writing of the names, addresses, social security numbers, and birth dates of the Manager(s) and Manager(s) Authorized Agent at the Facility. CONCESSIONAIRE will endeavor to hire persons of good moral character and will investigate the background of those persons it wishes to employ, to the best of their ability.

                                   ARTICLE 17

                         CONTRACT ADMINISTRATOR APPROVAL

         Except as set forth in Exhibit "A," the Contract Administrator reserves the right to approve all of the following matters:

17.1 Use of any type of coin and/or token-operated amusement/game machines inside or outside of the building at the Facility, as also described on Exhibit "A."

17.2 Signage, Facility name, and graphics, or any material changes from original approval for the same.

17.3 Equipment, provided that in all events the replacement of any equipment with comparable equipment suitable for the purpose intended shall not require the approval of the Contract Administrator.

17.4     Any use of the CITY logo, Park and Recreation Department or Park name.

17.5 Landscape material replanting or removal, unless the replanting is with landscape material which meets the approved landscape plans and specifications for the Facility.

         Further, it is understood by the CONCESSIONAIRE that should any of the above items be disapproved, CONCESSIONAIRE may offer alternative solutions. Any approval required of the Contract Administrator shall not be unreasonably withheld.

                                   ARTICLE 18

             PUBLIC CONTACT OF CONCESSIONAIRE'S AND CITY'S EMPLOYEES

         CONCESSIONAIRE'S and CITY'S employees, agents, representatives, independent contractors, subcontractors, volunteers, partners, or others involved in the maintenance or operation of the Park and the Facility in contact with the public shall perform their duties in an efficient and courteous manner. Failure of any of these persons to do so shall be grounds for his or her removal from duties in the Park by the responsible party's direct action, or via the Contract Administrator's or CONCESSIONAIRE'S reasonable demand of the other as the responsible party if after the reasonable objection of a party, the party receiving the objection fails to take the necessary steps to correct the cause of such objection. All of CONCESSIONAIRE'S and Park's employees shall be distinctively uniformed or appropriately attired so as to be distinguishable as the CONCESSIONAIRE'S employees and/or distinguished from the CITY Park's employees' attire.

                                   ARTICLE 19

                               OPERATING SCHEDULE

19.1 The Facility will be required to operate seven (7) days a week during regular Park hours or other submitted hours of operation approved by the Contract Administrator, which approval shall not be unreasonably withheld. Sufficient CONCESSIONAIRE attendants will be available to provide service in a business-like manner. A schedule of intended hours of operation is attached hereto as Exhibit "D" and is hereby approved by CITY. Thereafter, any changes requested in the schedule of hours of operation shall be submitted to the Contract Administrator for reasonable approval. The Contract Administrator reserves the right to approve any proposed changes by CONCESSIONAIRE to the schedule. The Contract Administrator shall review any proposed changes to the schedule within ten (10) days of its submittal by CONCESSIONAIRE. The reasons for any non-approval shall be set forth in writing no later than ten (10) working days after submittal of such request. In the event such written notice of non-approval is not mailed or otherwise transmitted to CONCESSIONAIRE within such ten (10) day period, CITY shall be deemed to have approved the proposed changes to the schedule.

         The Contract Administrator may, upon notice to CONCESSIONAIRE, temporarily require a change in the daily hours or the number of days per week of operation, if, in the reasonable discretion of the Contract Administrator, such a change is desirable and reasonable in light of a substantial public health concern regarding the operation of a multipurpose iceskating facility and all other possible resolutions have been exhausted. In the event of such reduction of hours or temporary closure, the monthly minimum rental guarantee set forth in
         Article 9 shall be prorated as set forth in this paragraph, to reflect the reduced hours of operation at the Facility.

         In recognition of this concept, the parties hereto further covenant and agree to implement a formula based upon a weighted average directly proportionate to the more intense hours of operation of the CONCESSIONAIRE such that the "down time" shall be adjusted on an hour by hour basis and further reflected in a reduction of the minimum monthly rental guarantee set forth hereinbefore in Article 9. The formula shall include a prorated hour-for-hour rent reduction from 6:00 a.m. to 5:00 p.m. and two (2) hours reduction in rent for each hour from 5:00 p.m. to 6:00 a.m.

         The parties further agree to mutually cooperate, each with the other, on a program by program and project by project basis during the term of this Concession Agreement incident to individualized operating schedule modifications.

19.2 The CONCESSIONAIRE recognizes that the City will be conducting or permitting special events, from time to time, in the Park. These events may include CITY sponsored events, events that are produced by the CITY with another entity and events that are produced by another entity only, with the CITY's permission. CONCESSIONAIRE agrees to cooperate with the CITY, in a reasonable manner which will not have a major impact on CONCESSIONAIRE, with these events. Any disruption to CONCESSIONAIRE which forces the temporary closure of the facility will be compensated in accordance with the terms and conditions otherwise set forth in this Concession Agreement. The CITY shall provide the CONCESSIONAIRE with not less than ninety (90) days written notice as to the occurrence of an event of major impact as described in this sub-paragraph. Any closure of the facility of three (3) hours or more shall engender compensation from the CITY to the CONCESSIONAIRE based upon a review by the parties of the CONCESSIONAIRE's last three (3) months of revenues divided on a per diem basis and allocated towards the lost revenue occasioned by such closure. The parties hereto shall use their mutual best efforts to reschedule events to accommodate public use of the facility and specific league play.

19.3 The CONCESSIONAIRE further covenants and agrees to comply with the applicable provisions of Article 16-2 of the Code of Ordinances, as amended from time to time, with regard to noise, noise levels and conflicts with adjacent and abutting property owners to the Park and the CONCESSIONAIRE'S operations.

19.4 All on-site parking within this Concession Agreement shall be maintained and operated by the CONCESSIONAIRE. To the extent that the CITY engages in a special event, in that event, the CITY shall have access to the CONCESSIONAIRE'S available parking areas at which time the CITY shall maintain and operate such parking areas during the limited periods described herein. Further, the parties shall exercise reasonable prudence and diligence in providing reasonable access to each party's available parking areas during such special events.

19.5 In the event that the Contract Administrator and/or the City Manager or City Commission permanently modifies the hours of operation described on Exhibit "D," this Concession Agreement shall be subject to re-negotiation of the fees and expenses set forth in Articles 9 and 10 hereinabove. Should the parties fail to negotiate terms acceptable to either party, then, in that event, this Concession Agreement shall be deemed to be terminated as if such termination were a termination without cause, as described in Section 36.6, et. seq. hereinafter set forth.



                                   ARTICLE 20

                      QUALITY OF CONCESSIONAIRE'S SERVICES

20.1 The CONCESSIONAIRE shall conduct its operations in a business-like manner in accordance with this Concession Agreement and so as to not unreasonably interfere with the public's use of other areas of the Park or infringe upon the normal method of operations of any parties authorized as of the date hereof to conduct business near the Property.

20.2 Each party shall control the conduct, demeanor, performance and appearance of its officers, members, employees, agents, volunteers, independent contractors, subcontractors, representatives, customers, and patrons and upon reasonable objection of the other party concerning the conduct, demeanor, performance or appearance of any such person, the party to whom such objection is made shall immediately take all necessary steps in the discretion of either party to correct the cause of such objection. The objecting party reserves the right to reasonably request that the other party remove any such person in the event that the steps to correct such objection are unsuccessful, the granting of which shall not be unreasonably withheld by CONCESSIONAIRE or CITY.

20.3 CONCESSIONAIRE shall furnish good, prompt, and efficient service adequate to meet all reasonable demands therefor. The Contract Administrator may periodically evaluate CONCESSIONAIRE'S performance under the Concession Agreement. As a result of these performance evaluations, the Contract Administrator may reasonably request CONCESSIONAIRE to modify its operations so as to furnish good, prompt and efficient service.

20.4 The CONCESSIONAIRE shall not conduct any business or activity not specifically authorized by this Concession

         Agreement, unless approved by the Contract Administrator, whose approval shall not be unreasonably withheld.

                                   ARTICLE 21

                    FACILITIES AND SERVICES PROVIDED BY CITY

         The CITY shall provide, at its sole cost and expense, the following:

21.1 Water, sewer, electric, and telephone lines sufficient to service the Facility, to the property line of each project. Provision of these services shall coincide with the CONCESSIONAIRE's construction timetable otherwise described herein, and made a specific part hereof.

21.2 Non-exclusive municipal parking as existing at the time of commencement of operations at no cost to the CONCESSIONAIRE.

21.3 Grass mowing and exterior landscape maintenance outside the boundaries of the Facility in a manner comparable to that in the remainder of the Park(s). Any landscaping materials donated by CONCESSIONAIRE for exterior landscaping shall become CITY property if and when used for Facility exterior landscaping.

21.4 Design, construct and install infrastructure as described in the CITY's Master Plan for the Regional Park including the construction of a two-lane roadway from the Sample Road entrance to the Royal Palm entrance to the Regional Park, all to coincide with the CONCESSIONAIRE's construction timetable referred to in this Concession Agreement.

21.5 Adequate parking for other users throughout the Regional Park in order to accommodate CITY-generated activities not specifically allocated to the CONCESSIONAIRE or to any other CONCESSIONAIRE operating within the Regional Park.

21.6 Access to the lake, either in existence on the Effective Date or to be created during the course of construction contemplated for this CONCESSIONAIRE and other concessionaires in the Regional Park, including canals. To the extent necessary or appropriate, the City shall endeavor to provide easements, rights of way and other points of ingress and egress to the lake and/or canals for irrigation purposes and for the CONCESSIONAIRE'S activities, consistent with the construction scheduling activities contemplated by Article 6, hereinabove set forth.

21.7 To keep and maintain the Park in a presentable and park-like condition, including the main Park road and associated infrastructure and landscaping on the premise that implementation of the Master Plan, as amended, of the Park may not yet be completed at the time the CONCESSIONAIRE's Facility is provided a certificate of occupancy by the CITY.

                                   ARTICLE 22

         FACILITIES, EQUIPMENT, AND SERVICES PROVIDED BY CONCESSIONAIRE

         The CONCESSIONAIRE, at its sole cost and expense, except as otherwise provided for in Article 42, hereinafter set forth, shall provide and/or maintain at the Facility:

22.1     Janitorial services within the Facility's boundaries.

         It is CONCESSIONAIRE'S responsibility to collect garbage and trash generated at the Facility and to provide/furnish its own trash removal.

22.2 Devices or registers for recording original sales as approved in advance by the Contract Administrator pursuant to Article 14 above.

22.3 Installation and connection of utilities as existing to operating equipment and, if to be metered, utility meters. CONCESSIONAIRE will be responsible for all costs associated with utilities for the Facility. Impact fees, as defined by the municipal code, shall not be charged to the CONCESSIONAIRE.

22.4 All interior and exterior maintenance and repair, renovations and improvements at the Facility.

22.5     Pest control at the Facility.

22.6     Public pay telephone(s) as separately contracted with supplier.

22.7 The prorata portion not to exceed two thousand and no/100 ($2,000.00) dollars, of the cost incurred by the CITY in revising the Master Plan for the Regional Park to accommodate the CONCESSIONAIRE'S operations and other concessions granted by the CITY payable when approved by Broward County and the City of Coral Springs.

                                   ARTICLE 23

                      EQUIPMENT INSTALLED BY CONCESSIONAIRE

23.1 All equipment, furnishings, signage, and advertising installed, removed, or replaced by the CONCESSIONAIRE shall be in keeping with the appropriate standards of decor at the Facility. The Contract Administrator reserves the right to reasonably approve any such equipment, signage, and advertising prior to or following such installation. The Contract Administrator shall review documentation concerning the foregoing within fourteen (14) days of its submittal by CONCESSIONAIRE. The reasons for any non-approval shall be set forth in writing no later than fourteen (14) working days after submittal of such documentation. In the event such written notice of non-approval is not mailed or otherwise transmitted to CONCESSIONAIRE within such fourteen (14) day period, CITY shall be deemed to have approved the foregoing to which the document relates. However, in all events, CONCESSIONAIRE may replace any equipment, furnishings, signage or advertising previously approved by the Contract Administrator, as the case may be, that meets the plans and specifications for the same without the prior approval of the Contract Administrator.

23.2 CONCESSIONAIRE agrees that all new equipment, furnishings, and improvements provided shall meet the requirements of all applicable building, fire, pollution, and other related codes.

23.3 CONCESSIONAIRE shall not alter or modify any portion of Improvements constructed on the Property without first obtaining written approval from the Contract Administrator whenever a regulatory permit may be required for said alteration or modification. Such approval shall not be unreasonably withheld.

23.4 CONCESSIONAIRE shall maintain a list of all business personal property at the Facility subject to liens, leasing, or other security arrangement and shall provide such list upon request by the Contract Administrator. No security interests shall attach to this Concession Agreement.

                                   ARTICLE 24

                 MAINTENANCE RESPONSIBILITIES OF CONCESSIONAIRE;
                            APPEARANCE OF FACILITIES

         CONCESSIONAIRE shall keep and maintain the Facility in good working order and repair and in the same clean and orderly condition as it existed at the commencement of operations, ordinary wear and tear excepted. CONCESSIONAIRE shall assume the entire responsibility for all repair and maintenance whatsoever in the Property and the Improvements. CONCESSIONAIRE shall have the right to close the Facility and Improvements for a cumulative total time period of four (4) weeks during any calendar year for repairs and maintenance provided, however, that CONCESSIONAIRE provides at least thirty (30) days written notice to the Contract Administrator unless there exists an emergency or force majeure which precludes the provision of such notice as described herein. CONCESSIONAIRE shall keep the Property, the Facility and Improvements in a clean and orderly condition and appearance at all times, shall collect and dispose of garbage in receptacles provided by the CONCESSIONAIRE. CITY agrees to keep and maintain the Park in the same clean and orderly condition and appearance as it existed as of the commencement, and as otherwise described in this Concession Agreement, at all times during the term hereof or any renewal thereof, reasonable wear and tear excepted.

                                   ARTICLE 25

                        CAPITAL IMPROVEMENTS AND REPAIRS

         CONCESSIONAIRE has the responsibility for capital improvements to the Facility. "Capital Improvements" means all expenditures for building or structural additions, alterations or new structures, the depreciable life of which, according to accepted accounting principles, is in excess of one (1) year. All repairs, maintenance and equipment purchase, replacement or servicing shall be the responsibility of the CONCESSIONAIRE.

         CONCESSIONAIRE shall be responsible for the costs of all repairs, maintenance and/or related replacement costs required to operate the Facilities and all its displays, equipment, machinery, appliances, appurtenances, fixtures, alterations, and systems (including, but not limited to, the plumbing and electrical systems, wiring and conduits, heating and air conditioning systems). Such repairs, maintenance and replacements, interior, ordinary as well as extraordinary, and structural as well as non-structural, shall be made promptly as and when necessary. All repairs, replacements and maintenance shall be of a quality and class at least equal to the original work. CONCESSIONAIRE, when it has knowledge of the same, shall advise Contract Administrator of necessary repairs.

                                   ARTICLE 26

                                     DAMAGES

         CONCESSIONAIRE shall repair all damage to the Facility caused by the CONCESSIONAIRE, its employees, agents, customers, invitees, visitors, or independent contractors contracting with the CONCESSIONAIRE.

                                   ARTICLE 27

                         LIABILITY FOR DAMAGE OR INJURY

         The CITY shall not be liable for any damage or injury which may be sustained by any party or persons at the Facility subject to the terms, conditions, and provisions of Article 35, hereinafter set forth.

                                   ARTICLE 28

                        DAMAGE OR DESTRUCTION OF PREMISES

         If either the Facility or any structures therein are partially damaged, but not rendered unusable for the purposes of this Concession Agreement, and capable of being repaired within thirty (30) days, the damage shall be repaired with due diligence by the CONCESSIONAIRE from the proceeds of the insurance coverage policy and/or at its own cost and expense, and for the period of CONCESSIONAIRE'S business interruption a pro rata adjustment shall be made as to the Rent set forth above in Article 9 and other, similar payment guarantees.

         In the event the Facility is completely destroyed or so damaged that it will remain unusable for more than thirty (30) days, the CONCESSIONAIRE and the CITY shall be under no obligation to repair and reconstruct the Facility, and adjustment of the rent payable hereunder shall be proportionately made up to the time of such damage or destruction, and this Concession Agreement shall cease and terminate, and all adjustments which are proper including restoration of the Property to a clean, neat, and usable condition shall be made accordingly. Notwithstanding the foregoing, the CONCESSIONAIRE may, at its sole discretion at its own cost, elect to reconstruct the Facility at its own cost and expense in which case, this Concession Agreement shall abate, but not terminate until such reconstruction is completed and written notice of such completion is given in accordance with the requirement hereof to the other party. If such damage or destruction is covered by insurance, the proceeds thereof shall be made available to CONCESSIONAIRE for the purpose of reconstruction. In the event CONCESSIONAIRE, elects to reconstruct the Facility, CONCESSIONAIRE shall promptly, after notifying CITY of such election, remove all debris resulting from such damage to the Facility and to the extent that the removal of debris under such circumstances is covered by insurance, the proceeds thereof shall be made available to CONCESSIONAIRE. CONCESSIONAIRE shall promptly commence and diligently prosecute reconstruction of the Facility to completion.

                                   ARTICLE 29

              CHANGE OF OPERATIONS HOURS DUE TO PUBLIC HEALTH RISK

         In the event that the CITY, in the interest of public safety and welfare, is required by any governing authority to undertake a mandatory closure of the Park(s) or cancel activities, in whole or in part, or when, in its discretion, the CITY determines it is necessary to close the Park(s) or cancel activities, in whole or in part, based upon the occurrence of acts of nature or other circumstances which may pose a public safety hazard, the CITY may adjust the Park and the Facility's hours, in whole or in part, accordingly. In either event, the CONCESSIONAIRE shall be entitled to an abatement or a reduction in the Rent due the CITY. The CITY shall not be held responsible for any lost revenues or business activities at the Facility resulting from the adjusted hours of operations at the Facility. In the event the CITY, in its discretion, not to exceed three (3) calendar days, as opposed to a mandatory closure required by any governing authority, elects to close the Park(s) or requires CONCESSIONAIRE to reduce its hours of operation at the Facilities for the reasons stated in this Article, the next Rent payment as set forth in Article 9 shall be prorated and credited on an hour-by-hour basis to reflect the reduced amount of hours of operation at the Facility. The formula and methodology for pro-rating financial obligations of the CONCESSIONAIRE to the CITY shall be as provided for in Article 19 hereinabove set forth.

                                   ARTICLE 30

                               INGRESS AND EGRESS

         Subject to rules and regulations, statutes and ordinances, and the terms of this Concession Agreement, CITY represents and warrants that during the term hereof, CONCESSIONAIRE, its agents, employees, patrons, invitees, suppliers of services and furnishers of materials, shall have right of ingress and egress without toll or charge to and from the Facility, twenty-four (24) hours a day. In the event that the only ingress and egress to the Facility is through the Park, the hours of operation for CONCESSIONAIRE shall be consistent with the hours of operation of the Park.

         Notwithstanding the foregoing, the ice rink and softball CONCESSIONAIRE shall be permitted to function beyond regular Park hours. Therefore, the CITY shall provide for the gating of the road within the Park such that the CONCESSIONAIRE may remain open for business beyond normal Park hours without motor vehicles having access to or from the CITY's Park.

                                   ARTICLE 31

               ASSIGNMENT, SUBLETTING, AND SUCCESSORS IN INTEREST

         CONCESSIONAIRE shall not assign, sublet, mortgage, pledge, nor otherwise encumber this Concession Agreement nor any portion thereof without written approval of the Contract Administrator, which shall not be unreasonably withheld. Unapproved assignment, subletting, mortgaging, pledging, or encumbering shall be grounds for immediate termination of this Concession Agreement except as herein provided.

         Notwithstanding anything to the contrary contained in this Concession Agreement, CONCESSIONAIRE, shall have the right to encumber its interest including vertical construction above the real property to either an institutional lender or to a non- commercial investor/secured party in all CONCESSIONAIRE-owned furnishings, equipment and personal property from time to time by appropriate instrument if said property is not deemed a fixture. Any equipment, furnishings or personal property attached to the real property which can not be removed without significant alterations being required will be deemed a fixture. All improvements consisting of the miniature golf courses and other structures shall not be deemed fixtures for the purposes of this paragraph. Hence, the CONCESSIONAIRE shall maintain the right and option to encumber its interest in the Facility and the improvements thereon without the consent of the Contract Administrator, so long as the encumbrance does not attach to the CITY's interest in the real property.

         Should a secured party foreclose its secured interest in the CONCESSIONAIRE and/or this Concession Agreement, then, in that event, such lender shall comply with each and every term, condition, and provision of this Agreement as if such lender were the CONCESSIONAIRE including the payment of all sums due the CITY. Should foreclosure occur, then, in that event, the Lender shall dispose of its interests within twenty-four (24) calendar months subsequent to foreclosure subject to the CITY's consent as set forth hereinafter. Except, however, that to the extent that a buyer, acceptable to the CITY for the business is identified within the twenty-four (24) month period, then, the CITY shall extend the twenty-four (24) month period not to exceed an additional twelve (12) months so long as all payments required under this Contract are current and in good standing and the Buyer is demonstrably and in good faith negotiations for the acquisition of the business to the reasonable satisfaction of the CITY. In the event that the Lender fails to do so, then, the CITY shall be permitted and authorized to enter the Facility and take possession of same as if a termination without cause had occurred as set forth in paragraph 37.4, hereinafter set forth. The CITY shall retain the right to review and to approve any sale or divesture of the lender's interest in this Concession Agreement, such consent not to be unreasonably withheld.

The CITY, in its sole and absolute discretion may extend the time frames set forth in this Article 31. The CITY shall exercise reasonableness in its consideration of an extension request but may be arbitrary in its final decision to extend based on all prevailing circumstances.

Subject to the CITY's notice of an existing lender, the lender shall receive a copy of any notice of default delivered from the CITY to the CONCESSIONAIRE as provided for in this Concession Agreement. The lender, once notified, may request additional time over and above that granted to the CONCESSIONAIRE to allow the lender to elect whether or not to cure the default itself or to take other appropriate action. The CITY shall accept, where commercially reasonable, any cure by the CONCESSIONAIRE's lender as though it were made by the CONCESSIONAIRE, subject to any other term, condition or provision of this Concession Agreement.

         It is agreed that all terms and conditions of this Concession Agreement shall extend to and be binding on assignees, sublessees, and other successors as may be approved by the CITY.

         CONCESSIONAIRE shall be liable for acts and omissions by any subcontractor affecting this Concession Agreement to the extent CONCESSIONAIRE would be liable if such act or omission was committed by CONCESSIONAIRE.

                                   ARTICLE 32

                           OWNERSHIP OF CONCESSIONAIRE

         The ownership of CONCESSIONAIRE is very important to the CITY. Therefore, the CITY reserves the right to terminate this Concession Agreement any time a change in ownership involving more than twenty-five (25%) percent of the ownership of the CONCESSIONAIRE has not been specifically approved by the CITY. The CITY shall reject any proposed new owner on any reasonable ground. Notwithstanding the foregoing, any officer or director of CONCESSIONAIRE, may, in his or her sole and absolute discretion and without the approval of the Contract Administrator, sell, pledge or otherwise transfer his or her interest in CONCESSIONAIRE to family member(s) for estate planning purposes or for a trust established to benefit family members so long as there is no financial or operational impact to the Facility and the CITY receives notification of the change in ownership. CONCESSIONAIRE agrees to provide to the Contract Administrator, within three (3) business days after receipt of written notice from Contract Administrator requesting same, an accurate list of all owners of the CONCESSIONAIRE, showing the percentage of ownership of each owner. If all CONCESSIONAIRE stock is registered with the Federal Securities and Exchange Commission and the stock is publicly traded, the CONCESSIONAIRE is exempt from the list requirement and change of ownership approval requirement of this Article. However, notwithstanding the foregoing, the CONCESSIONAIRE agrees to provide to the CITY the aforementioned information and shall notify the CITY within ten (10) days of any changes in the directors or officers of the CONCESSIONAIRE. The parties hereto recognize that the corporate structure of the CONCESSIONAIRE may characterize the CONCESSIONAIRE as a wholly-owned subsidiary of a parent company duly qualified and subject to the jurisdiction of the Federal Securities and Exchange Commission.

                                   ARTICLE 33

            PAYMENT AND PERFORMANCE BOND/IRREVOCABLE LETTER OF CREDIT

33.1 Construction--The CONCESSIONAIRE shall cause the General Contractor hired in connection with the construction and completion of improvements at the Facility to have Payment and Performance Bonds or any irrevocable letter of credit obtained and delivered to the Contract Administrator in the form attached hereto and made a part hereof as Exhibit "E" or as otherwise approved by the CITY'S Financial Management Department not less than ten (10) days prior to the anticipated commencement of any construction. The Payment and Performance Bonds shall be for the full amount of work and shall remain in effect until completion of the work and payment for the improvements, free and clear of all claims of mechanics, laborers and materialmen, and any others participating in the construction activity. The Payment and Performance Bonds shall be for the benefit of the CITY and the CONCESSIONAIRE, and shall name the CITY as an additional obligee/insured. The surety shall meet the following qualifications:

    33.1.1 Each bond must be executed by a surety company of recognized standing, authorized to do business in the State of Florida as surety, having a resident agent in the State of Florida and having been in business with a record of successful continuous operation for at least five years.

    33.1.2 The surety company shall hold a current certificate of authority as acceptable surety on federal bonds in accordance with United States Department of Treasury Circular 570, Current Revisions. If the amount of the Bond exceeds the underwriting limitation set forth in the circular, in order to qualify, the net retention of the surety company shall not exceed the underwriting limitation in the circular, and the excess risks must be protected by coinsurance, reinsurance, or other methods in accordance with Treasury Circular 297, revised September 1, 1978 (31 DFR Section 223.10, Section 223.111). Further, the surety company shall provide CITY with evidence satisfactory to CITY, that such excess risk has been protected in an acceptable manner.

    33.1.3 The surety company or bank/commercial lender shall have at least the following minimum ratings or A- rated companies listed in same Financial Size Category in the latest revision of Best's Insurance Report:

                                             Best's         Best's
                                             Policy-        Financial
                                             holder's       Size
              Amount of Bond                 Ratings        Category
              --------------                 -------        --------
            500,001 to  1,000,000              A            Class I
          1,000,001 to  2,000,000              A            Class II
          2,000,001 to  5,000,000              A            Class III
          5,000,001 to 10,000,000              A            Class IV
         10,000,001 to 25,000,000              A            Class V
         25,000,001 to 50,000,000              A            Class VI
         50,000,001 or more                    A            Class VII


33.2 Operations--Following construction of the Facility and prior to commencement of operations, the CONCESSIONAIRE shall furnish to CITY an Operations Performance Bond with a surety meeting the qualifications as set forth below and in a form acceptable to CITY'S Financial Management Department.

    33.2.1 Operations Performance Bond or Letter of Credit. The CONCESSIONAIRE shall furnish an Operations Performance Bond, or irrevocable letter of credit or cash deposit (where interest accrues, interest shall be payable to the CONCESSIONAIRE once a year and invested by the CITY in a customary money market, interest bearing instrument), to the CITY'S Financial Management Department each year in a form acceptable to the CITY with a surety meeting the qualifications set forth by the CITY'S Financial Management Department in the amount equal to six (6) times the minimum monthly rental guarantee to be paid CITY pursuant to Article 9 herein. This Operations Performance Bond will be conditioned solely upon the full and faithful performance of all covenants of this Concession Agreement. The Operations Performance Bond for the first year's operation shall be submitted to the CITY before the commencement of operations at the Facility by CONCESSIONAIRE. The CONCESSIONAIRE may, in lieu of the Operations Performance Bond, but subject to the above conditions set forth in this Article, deposit with the CITY an irrevocable letter of credit or cash deposit in the amount equal to six (6) times the Rent.

                                   ARTICLE 34

                    INSURANCE AND CONTRACTOR INDEMNIFICATION

34.1 CONCESSIONAIRE agrees to abide by and include the following provisions in all contracts it enters into with successful Contractor(s) in connection with the construction and completion of the improvements at the Facility:

                  In consideration of Twenty-five Dollars ($25.00) and other valuable consideration, the CONTRACTOR shall indemnify and save harmless the CITY ("CITY"), its officers, agents and employees, from or on account of any injuries or damages, received or sustained by any person or persons during or on account of any operations connected with the work to be performed on the subject Property including warranty period; or by or in consequence of any negligence (excluding sole negligence of CITY), in connection with the same; or by use of any improper materials or by or on account of any act or omission of the said CONTRACTOR or its subcontractors, agents, servants or employees.

                  CONTRACTOR agrees to indemnify and save harmless the CITY including warranty period against any claims or liability arising from or based upon the violation of any federal, state, county or city laws, by-laws, ordinances or regulations by the CONTRACTOR, his or her subcontractor, agents, servants or employees. CONTRACTOR agrees to indemnify and save harmless the CITY from all such claims and fees, and from any and all suits and actions of every name and description that may be brought against CITY on account of any claims, fees, royalties, or costs for any invention or patent, and from any and all suits and actions that may be brought against CITY including warranty period for the infringement of any and all patents or patent rights claimed by any person, firm, or corporation.

                  CONTRACTOR further agrees to indemnify and save harmless the CITY, its officers, agents and employees, for or on account of any injuries or damages, received or sustained by any person or persons resulting from any patent construction defects. These indemnifications survive the term of this Contract. In the event that any action or proceeding is brought against CITY by reason of any such claim or demand, CONTRACTOR, upon written notice from CITY shall resist and defend such action or proceeding by counsel acceptable to CITY.

                  The indemnification provided above shall obligate the CONTRACTOR to defend at his own expense or to provide for such defense, at the CITY'S option, any and all claims of liability and all suits and actions of every name and description that may be brought against the CITY excluding only those which allege that the injuries arose out of the sole negligence of the CITY, which may result from the operations and activities under this Contract whether the construction operations be performed by the CONTRACTOR, its subcontractors or by anyone directly or indirectly employed by either.

34.2 CONCESSIONAIRE agrees to include the following insurance language in any agreement it enters into with any successful Contractor(s) and CONCESSIONAIRE further agrees to provide to CITY, prior to commencement of any improvements, Certificates of Insurance evidencing Contractor(s) compliance with the requirements of this section:

         Insurance Requirements:

         A. Without limiting any of the other obligations or liabilities of CONTRACTOR, CONTRACTOR shall provide, pay for, and maintain in force until all of its work to be performed under this Contract has been completed and accepted by CITY (or for such duration as is otherwise specified hereinafter), the insurance coverages set forth herein.

                  1. Workers' Compensation insurance to apply for all employees in compliance with the "Workers' Compensation Law" of the State of Florida and all applicable federal laws. In addition, the policy(ies) must include:

                           a. Employers' Liability with a limit of One Hundred Thousand Dollars ($100,000.00) each accident.

                           b. If any operations are to be undertaken on or about navigable waters, coverage must be included for the U.S.
                                             Longshoremen & Harbor Workers Act
                                             and Jones Act.

                           2. Comprehensive General Liability with minimum limits of One Million Dollars
                                    ($1,000,000.00) per occurrence, combined single limit for Bodily Injury Liability and Property Damage Liability. Coverage must be afforded on a form no more restrictive than the latest edition of the Comprehensive General Liability policy, without restrictive endorsements, as filed by the Insurance Services Office, and must include:

                                    a.       Premises and/or Operations.

                                    b.       Independent Contractors.

                                    c.       Products and/or Completed
                                             Operations for contracts over Fifty
                                             Thousand Dollars ($50,000.00) -
                                             CONTRACTOR shall maintain in force
                                             until at least three years after
                                             completion of all work required
                                             under the Contract, coverage for
                                             Products and Completed Operations,
                                             including Broad Form Property
                                             Damage.

                                    d.       Explosion, Collapse and Underground
                                             Coverages.

                                    e.       Broad Form Property Damage.

                                    f.       Broad Form Contractual Coverage
                                             applicable to this specific
                                             Contract, including any hold
                                             harmless and/or indemnification
                                             agreement.

                                    g.       Personal Injury Coverage with
                                             Employee and Contractual Exclusions
                                             removed, with minimum limits of
                                             coverage equal to those required
                                             for Bodily Injury Liability and
                                             Property Damage Liability.

                                    h.       CITY is to be expressly included as
                                             an "Additional Insured" in the name
                                             of "City Commission of the City of
                                             Coral Springs, Florida" with
                                             respect to liability arising out of
                                             operations performed for CITY by or
                                             on behalf of CONTRACTOR or acts or
                                             omissions of CITY in connections
                                             with general supervision of such
                                             operation.

                           3. Business Automobile Liability with minimum limits of Five Hundred Thousand Dollars ($500,000.00) per occurrence, combined single limit for Bodily Injury Liability and Property Damage Liability. Coverage must be afforded on a form no more restrictive than the latest edition of the Business Automobile Liability policy, without restrictive endorsements, as filed by the Insurance Services Office, and must include:

                                    a.      Owned Vehicles.

                                    b.      Hired and Non-Owned Vehicles.

                           4.       Builder's Risk Insurance for the
                                    construction of above ground buildings
                                    and/or structures is required. The coverage shall be "All Risk" form for 100 percent of the completed value, including CITY as a named insured, with a deductible of not more than Five Thousand Dollars ($5,000.00) each claim.

                           5.       Waiver of Occupancy Clause or
                                    Warranty-Policy must be specifically
                                    endorsed to eliminate any "occupancy clause" or similar warranty or representation that the building(s), addition(s) or structure(s) in the course of construction shall not be occupied without specific endorsement of the policy. The policy must be endorsed to provide that the Builder's Risk Coverage will continue to apply until final acceptance of the building(s), addition(s) or structure(s) by the CITY.

                           6. Flood Insurance--When the buildings or structures are located within an identified special flood hazard area, flood insurance must be afforded for the lesser of the total insurable value of such buildings or structures, or, the maximum amount of flood insurance coverage available under the National Flood Program.

                  B. If the initial insurance expires prior to the completion of the work, renewal certificates of insurance shall be furnished to the CITY thirty (30) days prior to the previous certification's expiration.

                  C. Notice of Cancellation and/or Restriction - The policy(ies) must be endorsed to provide the City of

                           Coral Springs with thirty (30) days notice of cancellation and/or restriction.

                  D. The CONTRACTOR shall furnish to the designated Contract Administrator Certificates of Insurance or endorsements evidencing the insurance coverage specified above within 15 days after notification of award. The required Certificates of Insurance shall name the types of policies provided, refer specifically to this Contract, and state that such insurance is as required by this Contract. The Certificate of Insurance shall be in form similar to and contain the information set forth in CITY Form 00608.

                  E. The official title of the owner is "City of Coral Springs, Florida." This official title shall be used in all insurance documentation.

34.3 In the event CONCESSIONAIRE elects to perform any construction work for which a CITY building permit is required for the Facility, CONCESSIONAIRE agrees to indemnify CITY as a Contractor, as provided for above in Section 34.1 for a period of eighteen (18) months from the date of final completion of the improvements.

34.4 In the event CONCESSIONAIRE elects to perform any construction work contemplated herein, CONCESSIONAIRE agrees to maintain the same insurance requirements as provided for in Section
                 34.2 above.

34.5 Without limiting any of the other liabilities of CONCESSIONAIRE, CONCESSIONAIRE shall furnish evidence to the CITY prior to commencement of operations and maintain during the term of this Concession Agreement the following insurance:

        34.5.1 Comprehensive General Liability Insurance in an amount not less than One Million Dollars ($1,000,000.00) per occurrence combined single limit for bodily injury and property damage. Coverage must be afforded on a form no more restrictive than the latest edition of the Comprehensive General Liability policy, without restrictive endorsements as filed by the Insurance Services Office and must include:

                           a.       Premises and/or Operations.

                           b.       Independent Contractors.

                           As their interest may appear, CITY is to be included as an "Additional Insured" in the name of

                  "City Commission of the City of Coral Springs, Florida," with respect to liability arising out of the Facility's operations performed for CITY by or on behalf of CONCESSIONAIRE or acts of omissions of CITY in connection with general supervision of the Facility's operations.

    34.5.2 If the company operates a company owned vehicle, business Automobile Liability Insurance covering all owned, non-owned, and hired vehicles used in connection with the Concession Agreement in an amount not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury and property damage. Coverage must be afforded on a form no more restrictive than the latest edition of the Business Automobile Liability Policy, without restrictive endorsements, as filed by the Insurance Services Office.

    34.5.3 Worker's Compensation Insurance--as required by the Worker's Compensation Law of the state of Florida and all applicable federal laws.

    34.5.4 Fire and extended coverage insurance covering all property both real and personal, with One Hundred percent (100%) replacement value, naming CITY in the name of "City Commission" as an additional payee.

    34.5.5 CONCESSIONAIRE shall provide or cause its contractor to provide Builder's Risk Insurance during any CONCESSIONAIRE construction under this Concession Agreement, and CONCESSIONAIRE shall provide any other insurance or security that may be required, if applicable.

    34.5.6        DRAM shop/liquor liability coverage.

34.6 The insurance coverage required under this Article shall include those classifications, as listed in standard liability manuals, which most nearly reflect the operations of CONCESSIONAIRE. All insurance policies required above shall be issued by companies authorized to do business under the laws of the state of Florida, with management and financial strength qualifications as set forth by the CITY'S Financial Management Department.

34.7 Certificates of Insurance will indicate that no modification, cancellation or expiration shall be made without a thirty (30) day written advance notice to the CITY, as certificate holder, and approval by the CITY'S Financial Management Department.

34.8 Compliance with the foregoing requirements shall not relieve CONCESSIONAIRE of any liability and obligation under this Article or under any other section of this Concession Agreement.

34.9 CONCESSIONAIRE shall provide to CITY not less than ten (10) days prior to commencement of any activities at the Facility site Certificates of Insurance evidencing the insurance coverage as specified above. The required Certificates of Insurance shall not only name the types of coverage provided, but also shall refer specifically to this Concession Agreement and the particular sections contained therein in accordance with the type of insurance which is being furnished, and shall state that such insurance is as required by such sections of this Concession Agreement. If the initial insurance expires prior to the completion of the Concession Agreement, renewal Certificates of Insurance shall be furnished thirty (30) days prior to the date of their expiration. Insurance shall not be canceled without thirty (30) days prior written notice to CITY, and must be endorsed to provide the same. Failure of CONCESSIONAIRE to obtain and maintain proper amounts and types of insurance under this Concession Agreement shall constitute a material breach of this Concession Agreement by CONCESSIONAIRE.

34.10 CITY reserves the right to reasonably amend the insurance requirements of CONCESSIONAIRE every three (3) years (the "Insurance Period") so long as the increase does not exceed ten percent (10%) of the required insurance coverages during the Insurance Period and at anytime CONCESSIONAIRE makes a capital improvement on the Property. Any change of insurance coverage in excess of ten percent (10%) shall require the mutual approval of the CITY and the CONCESSIONAIRE.

34.11 CITY shall give CONCESSIONAIRE at least sixty (60) days written notice of any new insurance requirements. CONCESSIONAIRE shall have sixty (60) days from the date of receipt of the notice to discuss any objection to the changes in the insurance requirements with the CITY'S Financial Management Department before the new insurance requirements are deemed effective.

                                   ARTICLE 35

                             INDEMNIFICATION OF CITY


         CONCESSIONAIRE shall at all times hereafter, indemnify, hold harmless and defend CITY, its agents, servants and employees from any and all claims, liability, loss, or cause of action of any kind or nature arising out of the actions, or negligence, in whole or in part of the CONCESSIONAIRE, its officials, subcontractors, agents, or employees, in the fulfillment of this Concession Agreement. The CONCESSIONAIRE shall pay all claims and losses of any nature whatever in connection therewith, and shall defend all suits, in the name of the CITY when applicable, and shall pay all costs and judgments which may issue thereon. The CONCESSIONAIRE shall not be required to indemnify or defend the CITY, its officers, agents, or employees, who are grossly negligent or have exhibited willful misconduct.


                                   ARTICLE 36

                               TERMINATION BY CITY

         The occurrence of any of the following shall cause this Concession Agreement to be terminated without notice by the CITY at its sole discretion upon the terms and conditions set forth below:

36.1     TERMINATION WITHOUT NOTICE:

    36.1.1        Assignment by the CONCESSIONAIRE for the benefit of creditors.

    36.1.2 Abandonment or discontinuation by CONCESSIONAIRE of operations hereunder. "Discontinuation" shall mean any closing (other than a scheduled closing or closing necessitated by acts beyond the control of the CONCESSIONAIRE) or failure to provide all services or amenities for thirty (30) consecutive days or more. "Abandonment" shall mean an implied or express repudiation or renunciation of any operations under this Concession Agreement or any material part thereof, subject to the renovation and refurbishment authorization provided for in this Concession Agreement.

    36.1.3 The discovery of any material fraudulent statement in the CONCESSIONAIRE'S proposal leading to award of this Concession Agreement, within three (3) years from the Effective Date, which significantly affects the CONCESSIONAIRE'S qualifications to perform under the Concession Agreement following notice by the CITY and an opportunity within thirty
                  (30) days for CONCESSIONAIRE to explain the matter to the reasonable satisfaction of CITY. If the explanation is not satisfactory to CITY, termination of the Agreement shall occur without further notice required.

    36.1.4 Unapproved change of ownership interest in CONCESSIONAIRE and/or failure to submit the ownership list within the time frames more particularly in
                  Article 32 hereof.

         36.1.5 Failure to cease immediately, after notice by hand- delivery or overnight courier, any activity which causes limitation of CITY'S use of the Park, unless the nature of the activity is such that it is not possible for CONCESSIONAIRE to immediately cease the activity and CONCESSIONAIRE has begun corrective action to remedy the situation and is diligently pursuing the matter until corrected.

         36.1.6 The CONCESSIONAIRE falls sixty (60) days past the due date for any sum or sums due the CITY under this Concession Agreement, after receiving a thirty (30) day notice of such default from the CITY.

         36.1.7 If a Principal or Owner of CONCESSIONAIRE has been found guilty of, regardless of final adjudication, or a plea of nolo contendere to, any illegal conduct or activity which (i) is customarily considered to be a "white collar crime" such as, fraud, embezzlement or misappropriation of funds, or (ii) involves an act of moral turpitude, or (iii) which results in a felony conviction, unless CONCESSIONAIRE has demonstrated to the satisfaction of the CITY within fifteen (15) days after adjudication of said Principal or Owner that action is being diligently taken to remove said Principal or Owner from any aspect of the business' operation pending an appeal of the conviction and, in no event shall such removal take longer than One Hundred Twenty (120) days. If the conviction is upheld on appeal, the other Principals or Owners shall take diligent action to remove the Principal or Owner entirely from the business and, in no event shall such permanent removal take longer than One Hundred Twenty (120) days. For the purposes of this section, the term "moral turpitude" shall mean conduct or acts that tend to degrade the Principals or Owners in society or bring them into public hatred, contempt, scorn or ridicule, or that will tend to shock, insult or offend the community or ridicule public morals or decency or harm the image of the CITY by virtue of its association with the facility.

         36.1.8 Any illegal conduct or activity by an employee of CONCESSIONAIRE, upon CONCESSIONAIRE'S failure to take corrective action within forty-eight (48) hours after receipt of written notice from the Contract Administrator or CITY.

36.2 TERMINATION AFTER RECEIPT OF A FOURTEEN (14) DAY WRITTEN NOTICE BY CERTIFIED OR REGISTERED MAIL TO ANY KNOWN ADDRESS OF CONCESSIONAIRE SET FORTH IN ARTICLE 50 HEREOF FOR THE FOLLOWING:

    36.2.1 Notice of any condition posing a threat to health or safety of the public or patrons and not diligently remedied by CONCESSIONAIRE within the fourteen (14) days. The CITY shall extend the remedy period beyond fourteen (14) days if the CONCESSIONAIRE cannot complete within fourteen (14) days and is demonstrating due diligence to comply. A request for an extension shall not be unreasonably withheld.

36.3 TERMINATION AFTER RECEIPT OF A THIRTY (30) DAY WRITTEN NOTICE BY CERTIFIED OR REGISTERED MAIL TO ANY KNOWN ADDRESS OF CONCESSIONAIRE FOR THE FOLLOWING:

    36.3.1 Nonperformance of any covenant of this Concession Agreement and failure of CONCESSIONAIRE to diligently remedy such breach. The CITY shall extend the remedy period beyond thirty
                  (30) days if the CONCESSIONAIRE cannot complete within thirty
                  (30) days and is demonstrating due diligence to comply. A request for an extension shall not be unreasonably withheld.

    36.3.2 The conduct of any activity or the merchandising of any product or service not specifically authorized herein. The CITY shall extend the remedy period beyond thirty (30) days if the CONCESSIONAIRE cannot complete within thirty (30) days and is demonstrating due diligence to comply. A request for an extension shall not be unreasonably withheld.

    36.3.3 A judicial dismissal of litigation instituted by CONCESSIONAIRE against CITY where the court finds there was a complete absence of a justiciable issue of either law or fact.

36.4 In the event CITY terminates this Concession Agreement pursuant to Sections 36.1, 36.2, or 36.3 above, any capital improvements made at the Facility shall become the property of the CITY.

36.5 Notice for termination as specified under Sections 36.2 and 36.3 above may be sent by the CITY'S Contract Administrator in the same manner as described in Article 50 herein.

36.6     TERMINATION WITHOUT CAUSE:

                  The City shall have the right to terminate this Concession Agreement without cause upon a sixty (60) day written notice by certified or registered mail to any known address of CONCESSIONAIRE. This time period can be extended up to an additional thirty (30) days, at CITY'S sole discretion, which discretion shall not be unreasonably withheld, by CONCESSIONAIRE delivering a written request to CITY for the same before completion of the initial sixty (60) day period. The total notice period is not to exceed Ninety (90) days. CONCESSIONAIRE'S notice extension request shall include sufficient explanation and documentation to allow CITY to reasonably grant same. Should CITY elect to terminate this Concession Agreement without cause, or should this Concession Agreement be terminated prior to actual termination date through CITY'S fault and through no fault of CONCESSIONAIRE, CITY will pay to CONCESSIONAIRE the applicable "Compensation Amount" described below.

    36.6.1 Except as provided in Section 36.6.2, if the CITY terminates this Concession Agreement without cause within the initial forty-nine (49) year term or any extensions of said Agreement, the CITY shall pay to the CONCESSIONAIRE the following "Compensation Amount": (i) the cost of all approved permanent improvements made by the CONCESSIONAIRE to the Facility located at the Park (collectively the "Capital Improvements"), subject to a "straight line" depreciation value reduction of 2% per year for the initial forty-nine year term for each improvement and (ii) the value of the business (not including improvements) as a going concern (excluding inventory) as determined by an appraisal conducted by a nationally recognized certified public accounting firm or other business appraisal entity mutually agreed upon by the CITY and CONCESSIONAIRE. The decision of the selected appraiser shall be final, absolute and binding on both parties. The fee for said appraisal shall be borne by the CITY.

    36.6.2 In the event the CITY terminates this Concession Agreement without cause within the initial forty-nine (49) year term or any extensions of said Agreement as a result of a directive from a state or federal government or authority or a court order from a court of competent jurisdiction requiring the CITY to use the Property for a purpose other than the intended purpose set forth in this Concession Agreement, the CITY shall be required to pay to CONCESSIONAIRE the following "Compensation Amount":

         36.6.2.1 The cost of all approved permanent improvements made by the CONCESSIONAIRE to the Facility located at the Park (collectively the "Capital Improvements"), subject to a "straight line" depreciation value reduction of 2% per year for the initial forty-nine (49) year term for each improvement.

         36.6.2.2 The CITY'S right to terminate this Concession Agreement pursuant to this subsection shall not be deemed to construe or grant or deny CONCESSIONAIRE the right to seek additional remedies or redress against the federal, state, county, or other authority directing said action.

         CITY and CONCESSIONAIRE agree that, in the event the CITY and CONCESSIONAIRE mutually agree to have CONCESSIONAIRE provide the services described herein at an alternate site, under the same terms and conditions as provided herein, the compensation amount provided for above shall not be applicable.

         With respect to the costs of the permanent improvements referenced above, CONCESSIONAIRE shall provide to CITY a list of Construction Costs within ninety (90) days after completion of any and all approved permanent improvements made to the Facility together with invoices, canceled checks, contracts, and a report as required under Article 14. Thereafter, the CITY will have sixty (60) days to review such Construction Costs. In the event of a discrepancy of Ten Percent (10%) or more between the report and CITY staff's evaluation of the Construction Costs, the CITY shall have the right to hire an independent certified public accountant to verify the costs. The decision of the independent certified public accountant, the cost of which shall be incurred by the CITY, as to the Construction Costs will be final and absolute.

36.7 Notwithstanding the provisions contained in paragraph 36.6 through 36.6.1, the CITY covenants and agrees that it shall not terminate this Concession Agreement without cause for a period of time commencing from the commencement of operations as described in Article 2, "Term" through and including five (5) years thereafter as an inducement for the CONCESSIONAIRE to design, construct, finance, and commence operations pursuant to this Concession Agreement.

                                   ARTICLE 37

                          TERMINATION BY CONCESSIONAIRE

         CONCESSIONAIRE shall have the right upon thirty (30) calendar days from receipt of written notice by certified or registered mail to CITY to terminate this Concession Agreement at any time after the occurrence of one or more of the following events:

37.1 Issuance by any court of competent jurisdiction of any injunction substantially restricting the use of the Facility for the purposes set forth herein, and the remaining in force of said injunction for a period of more than thirty (30) calendar days.

37.2 A breach by the CITY of any of the terms, covenants, or conditions contained in this Concession Agreement and the failure of the CITY to remedy such breach or show diligent effort to remedy same for a period of thirty (30) calendar days after receipt of written notice sent in accordance with Article 50 hereof from the CONCESSIONAIRE, of the existence of such breach, except that for the CITY's failure to remedy such breach, the CONCESSIONAIRE shall be entitled to the compensation set forth and described in Section 36.6.1, hereinabove.

37.3 The assumption by the United States Government or any authorized agency thereof, or any other governmental agency, of the operation, control or use of the Facility, or any substantial part, or parts, thereof in such a manner as to substantially restrict CONCESSIONAIRE'S operations for a period of thirty (30) calendar days or more.

37.4 Termination Without Cause: CONCESSIONAIRE shall have the right to terminate this Concession Agreement without cause upon a sixty (60) day written notice by certified or registered mail to CITY'S address as stated in Article 50 herein, or as thereafter amended by CITY with CONCESSIONAIRE'S knowledge. CITY reserves the right to unilaterally extend this notice period up to a total of ninety (90) days. Should CONCESSIONAIRE elect to terminate this Concession Agreement without cause, CONCESSIONAIRE'S rights and privileges as stated with this Concession Agreement shall cease at the termination date and CONCESSIONAIRE may not be entitled to any reimbursement by CITY at CITY'S option, for capital improvements made or fixtures installed at the Facility by CONCESSIONAIRE.

                                   ARTICLE 38

                          COVENANT OF NON-SUBORDINATION

38.1 CONCESSIONAIRE covenants and agrees that during the term of this CONCESSION AGREEMENT, that the CONCESSIONAIRE shall not subordinate its interests in the CONCESSION AGREEMENT, in the Property upon which improvements are placed or any other interest the CONCESSIONAIRE may have in this CONCESSION AGREEMENT. The CONCESSIONAIRE acknowledges the Non-Subordination Covenant contained herein and shall not, during the course of the term hereof, request subordination of any of the CITY'S interests as otherwise described and defined in this CONCESSION AGREEMENT.


                                   ARTICLE 39

                           COVENANT OF QUIET ENJOYMENT

   The CITY covenants and agrees that, except as otherwise provided for in this Agreement, the CONCESSIONAIRE'S quiet enjoyment of the land at all times during the term hereof shall not be disturbed by any act of the CITY, or anyone acting by, through, or under the CITY.

                                   ARTICLE 40

                                NONDISCRIMINATION

40.1 CONCESSIONAIRE does hereby for itself, its personal representatives, successors in interest, and assigns, as part of the consideration hereof, covenant and agree that:

         40.1.1 No person on the grounds of race, color, religion, national origin, sex, age, or handicap shall be excluded from participation in, be denied the benefits of or be otherwise subjected to discrimination in the use of said Facility or in said CONCESSIONAIRE'S programs, policies or special events.

         40.1.2 That in the construction of any improvements on, over, or under such land and the furnishings of services thereon, no person on the grounds of race, color, religion, national origin, or sex shall be excluded from participation in, be denied the benefits of, or otherwise be subjected to discrimination.

40.2 CONCESSIONAIRE shall fully comply with its obligations under the Americans with Disabilities Act (ADA), including Title I and Title II.

         40.3 In the event it is judicially or administratively finally determined with all rights of appeal and review exhausted that a breach of any of the above nondiscrimination covenants was committed by any of the principals, owners, or the Facility Manager of CONCESSIONAIRE, then CITY shall have the right to terminate this Concession Agreement and re-enter and repossess said Facility thereon and hold the same as if said Agreement had never been made or issued, except as provided in
         Article 36.4. The CONCESSIONAIRE shall prior to the commencement of operations deliver to the CITY for its review and approval a "Policy Manual" governing personnel policies and guidelines affecting the CONCESSIONAIRE's business operations.

40.4 CONCESSIONAIRE shall not discriminate against any employee or volunteer or applicant to be employed or suspended in the performance of the Concession Agreement with respect to hiring, tenure, terms, conditions or privileges to employment or volunteering because of age, sex or physical handicap (except where based on a bona fide occupational qualification); or because of marital status, color, religion, national origin or ancestry.

40.5 CONCESSIONAIRE agrees to provide the Contract Administrator with its Affirmative Action Plan prior to the commencement of operations under this Concession Agreement.

                                   ARTICLE 41

                              RULES AND REGULATIONS

   The CONCESSIONAIRE will observe, obey, and comply with all ordinances and regulations promulgated thereunder not in conflict herewith and adopted by the CITY and all laws, ordinances and/or rules and regulations of other governmental units and agencies having lawful jurisdiction, which may be applicable to CONCESSIONAIRE'S operations under this Concession Agreement. CONCESSIONAIRE specifically acknowledges that it will not undertake any activity which shall cause challenge to the CITY'S ownership or right to undertake otherwise authorized activities or impose reasonable regulations at the Park and will immediately cease such activity upon notice from the CITY or Contract Administrator.

                                   ARTICLE 42

                             PAYMENT OF OBLIGATIONS

42.1 CONCESSIONAIRE shall pay any and all taxes and other costs lawfully assessed against its business and legal interest in the Facility, the Improvements, and/or the operations under this Concession Agreement; provided, however that CONCESSIONAIRE shall not be deemed to be in default of its obligations under this Concession Agreement for failure to pay such taxes pending the outcome of any legal proceedings instituted to determine the validity or amount of such taxes and/or other costs.

42.2 Notwithstanding the foregoing, the CITY has carefully considered the public purposes associated with this Concession Agreement and by virtue thereof hereby exempts the CONCESSIONAIRE from the payment of all CITY-imposed or CITY-required impact fees, application fees, and those costs and expenses otherwise required by the CITY's Code of Ordinances. All non-CITY costs and expenses associated with this Concession Agreement shall be borne solely by the CONCESSIONAIRE.

                                   ARTICLE 43

                     EMERGENCY EVACUATION AND HURRICANE PLAN

         The CONCESSIONAIRE shall provide to the Contract Administrator emergency evacuation and hurricane plans consistent with the plans of the CITY'S Parks and Recreation Division for that Park. These plans shall be detailed procedures of actions to be taken by CONCESSIONAIRE and its employees or agents if an evacuation need or hurricane alert warning is present. Hurricane plans are to be initially submitted to the Contract Administrator and annually updated or amended by CONCESSIONAIRE by the second Tuesday of May each year of this Concession Agreement. Evacuation plans are to be initially submitted to the Contract Administrator within fifteen (15) days following commencement of operations at the Facility by CONCESSIONAIRE, and an updated or amended plan is to be submitted by the second Tuesday of May during each year of this Concession Agreement. CITY will furnish a copy of CITY's plan to CONCESSIONAIRE each year and the CONCESSIONAIRE shall design its Plan accordingly, thereafter.

         The CONCESSIONAIRE shall cooperate with the CITY during circumstances described in this Article so as to make available the Facility as a hurricane shelter or as an evacuation center to serve, the health, safety, and welfare of the citizens and residents of the CITY. The parties shall mutually cooperate to coordinate the use of the Facility should such an occurrence arise during the term hereof.

                                   ARTICLE 44

                               INSPECTION BY CITY

         The Contract Administrator or designee shall have the authority to make periodic reasonable inspections of the Facility and equipment and operations during normal operating hours to determine if such are being maintained in a neat and orderly condition. Such periodic inspections may also be made at the Contract Administrator's or designee's discretion to determine whether the CONCESSIONAIRE is operating in compliance with the terms and provisions of this Concession Agreement. All inspections shall be conducted in a manner so as not to interfere with the normal operations of the Facility.

                                   ARTICLE 45

                            EMERGENCY REPAIRS BY CITY

45.1 Emergency Repairs to Facility: In the event that the CONCESSIONAIRE does not cause any repair or "emergency repair" to be made to the Facility after a reasonable time, CITY may then cause all the needed repair to be made. An emergency repair shall mean one that is related to a health, safety or liability issue. In such event, the CITY shall have the absolute right to make the repairs to the Facility operated under this Concession Agreement, free from any and all liability to the CONCESSIONAIRE for loss of business or damages or any nature whatsoever during the making of such emergency repairs, except for such damage caused by the sole negligence or intentional misconduct of the CITY and where not otherwise indemnified by the CONCESSIONAIRE. CITY shall give CONCESSIONAIRE reasonable advance notice where CITY discovers needed emergency repairs at the Facility and where CONCESSIONAIRE is not in the process of repairing same. CITY shall be reimbursed by CONCESSIONAIRE for the reasonable costs incurred as a result of the said repairs.

45.2 Emergency Repairs to Property: In the event it becomes necessary for CITY to enter the Property in order for CITY to conduct emergency repairs to CITY owned equipment or facilities beneath the Property, CITY shall give CONCESSIONAIRE emergency notice pursuant to Article 50 hereof and shall perform such emergency repair work in an expeditious manner causing the least possible interference to CONCESSIONAIRE'S operations, and shall diligently prosecute such emergency repairs to completion. Upon completion of the emergency repairs, CITY shall restore the Property to the condition in which it existed prior to the emergency repairs becoming necessary. In the event emergency repair work is performed by other than CITY employees, CITY shall cause such other party to indemnify and hold CONCESSIONAIRE harmless to the same extent CONCESSIONAIRE is required to have its contractors indemnify CITY pursuant to Section 34.1 and 34.2 hereof.

                                   ARTICLE 46

                             TERMINATION OF CONTRACT

46.1 The CONCESSIONAIRE, within forty-five (45) calendar days following the termination of this Concession Agreement, shall forthwith remove all of its personal property from the Property. Any personal property of CONCESSIONAIRE not removed in accordance with this Article within forty-five (45) days following termination of this Concession Agreement shall become property of the CITY subject to the CITY'S right to recover disposal costs incurred, if any.

         It is the intention of the parties to this Concession Agreement that all furnishings and equipment purchased or leased by CONCESSIONAIRE, except those permanently affixed to buildings or structures, as defined under the laws of the state of Florida, shall be the personal property of the CONCESSIONAIRE.

46.2 Upon termination of this Concession Agreement for any reason and the removal of all personal property by CONCESSIONAIRE, the CONCESSIONAIRE shall deliver the Property to the CITY in substantially similar condition than the same was at commencement of this Concession Agreement, loss by fire or other casualty and ordinary wear and tear excepted . The Contract Administrator shall have the first right of refusal within thirty (30) calendar days of termination of this Concession Agreement to elect to purchase any portion of the CONCESSIONAIRE'S personal property in the Facility and pay to the CONCESSIONAIRE the fair market value thereof as mutually agreed by the parties hereto.

46.3 In the event the CITY terminates this Agreement for cause, CITY, at its option, may require CONCESSIONAIRE to remove any permanent improvement or combination thereof excluding irrigation.

                                   ARTICLE 47

                                  CONDEMNATION

   This Agreement shall terminate if the entire Property and Facility are taken by condemnation or eminent domain or if such taking is of a substantial nature that the Facility cannot be reasonably used for the intended purpose. Nothing in this Agreement shall be deemed or construed to grant CONCESSIONAIRE any right to receive or share in a condemnation or eminent domain award with respect to the Property or Facility. Instead, the right, if any, of the CONCESSIONAIRE to share in a condemnation or eminent domain award shall be based upon and shall be consistent with existing Florida law.

                                   ARTICLE 48

                                    APPROVALS

         Except as provided otherwise, whenever any approvals are required hereinabove by either party, they shall be reasonable, not unreasonably withheld or charged for except as may be required by the municipal code of the City of Coral Springs or any other governmental agency having jurisdiction over the Facility.

         The reasons for any non-approval shall be set forth in writing, no later than forty-five (45) days after submittal of the request of approval or after that action by CONCESSIONAIRE which, pursuant to this Agreement, requires approval. In the event CITY's reasons for any non-approval are not received in writing by CONCESSIONAIRE within such forty-five (45) day period, CITY shall be deemed to have approved.


                                   ARTICLE 49

                              INDULGENCE NOT WAIVER

         The indulgence of either party with regard to any breach or failure to perform any provision of this Concession Agreement shall not be deemed to constitute a waiver of the provision or any portion of this Concession Agreement, either at the time of the breach or when the failure occurs or at any time throughout the term of this Concession Agreement. Payment of any rent due pursuant to Article 9 herein shall not be deemed to constitute a waiver of a breach of any other provision of this Agreement.


                                   ARTICLE 50

                                     NOTICES

         Whenever either party desires to give notice unto the other, it must be given by written notice, sent by registered or certified United States mail, with return receipt requested, postage pre-paid, addressed to the party for whom it is intended, at the place last specified, and the place for giving of notice in compliance with the provisions of this Article. For emergency situations, notice may be sent by hand-delivery or overnight courier, or facsimile transfer which bears a confirmation receipt of transfer or a signed facsimile receipt. Either party may change the address at which notice is to be given by giving notice as provided in this Article. For the present, the parties designate the following as the respective places for giving of notice, to-wit:

                  FOR CITY:
                  Contract Administrator
                  CITY OF CORAL SPRINGS, FLORIDA
                  a Municipal Corporation
                  9551 West Sample Road
                  Coral Springs, Florida 33065

                  Attention:  Department of Leisure Services Development



                  With Copy To:

                  Samuel S. Goren, Esq., Deputy City Attorney
                  Josias & Goren, P.A.
                  3099 East Commercial Boulevard, Suite 200
                  Fort Lauderdale, FL 33308
                  (305) 771-4500 -- (305) 771-4923 Facsimile

                  FOR CONCESSIONAIRE:
                  J.J. Campol
                  CAN AM Investment Group, Inc.
                  a Florida corporation
                  800 Peters Road, #200
                  Plantation, FL 33324
                  (305) 474-8000 -- (305) 647-8090 Facsimile

                  With a Copy to:

                   Steven Weinberg, Esq.
                   8000 Peters Road
                   Suite 200
                   Plantation, FL 33324
                   (305) 474-8000


                                  ARTICLE 51

                 PUBLIC ENTITY CRIME STATEMENT AND DRUG FREE
                           WORKPLACE CERTIFICATION

         CONCESSIONAIRE shall submit to the Contract Administrator prior to execution of this Concession Agreement the following forms:

         a.       A completed Public Entity Crime Statement pursuant to
                  Section 287.133(3)(a), Florida Statutes, in the form attached hereto and made a part hereof as Exhibit "F," and

         b. A completed Drug Free Workplace Certification in the form attached hereto and made a part hereof as Exhibit "G."

                                   ARTICLE 52

                   CONTRACT ADMINISTRATOR AND CONCESSIONAIRE'S
                            DESIGNATED REPRESENTATIVE

         The Contract Administrator for the CITY for this Concession Agreement shall be appointed by the City Manager. The CONCESSIONAIRE'S Designated Representative for this Concession Agreement is J.J. Campol. In administration of this Agreement, as contrasted with matters of policy, all parties may rely upon the instructions or determinations made by the respective Contract Administrator and the Designated Representative. CONCESSIONAIRE may, from time to time, in its absolute discretion, change its designated representative upon written notice to CITY given in accordance with Article 50 hereof.

                                   ARTICLE 53

                                    REMEDIES

         In the event of a breach of any of the terms or conditions of this Concession Agreement, it is specifically acknowledged and agreed that either party shall, in addition to all other remedies which may be available in law or equity, have the right to enforce this Agreement by specific performance, injunctive relief, prohibition or mandamus to compel the other party to abide by the terms of this Agreement.

                                   ARTICLE 54

                                 INTERPRETATIONS

54.1 This Concession Agreement and the exhibits and attachments hereto, and other documents and agreements specifically referred to herein, constitute the entire, fully integrated Agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous verbal or written agreements between the parties with respect to the subject matter hereof, excepting any past or contemporaneous written or verbal agreements expressly and clearly incorporated by reference within the four corners of this Concession Agreement. This Concession Agreement may be amended only by written document, properly authorized, executed, and delivered by both parties hereto. For the CITY, appropriate authorization shall be construed to mean appropriate formal action by the CITY. This Concession Agreement shall be interpreted as a whole unit and section headings are for convenience only. Waiver of any breach under this Agreement shall not constitute waiver of any other breach. Invalidation of any portion of this Concession Agreement shall not automatically invalidate the entire Concession Agreement. All interpretations shall be governed by laws of the state of Florida.

54.2 Any decisions reached by the Contract Administrator provided for in this Concession Agreement and not disputed within forty-five (45) days by the CONCESSIONAIRE, shall be final.

54.3 Any decisions reached by the Contract Administrator provided for in this Concession Agreement shall be subject to review by the City Manager and ultimately, the City Commission of the City of Coral Springs, Florida. Review by the City Manager or the City Commission shall be conducted in the normal course of business with all the decisions of the City Commission to be final.

                                   ARTICLE 55

                                JOINT PREPARATION

         The preparation of this Concession Agreement has been a joint effort of the parties and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

                                   ARTICLE 56

                                    SECURITY

         The Contract Administrator makes no warranties as to any obligation to provide security for the Facility, outside of standard security measures supplied for the Park in general. CONCESSIONAIRE may provide its own specialized security for the Facility, subject to the Contract Administrator's written approval. If CONCESSIONAIRE provides security for the Facility, the CONCESSIONAIRE is responsible only for activities at the Facility and not the Park. Absence of said CONCESSIONAIRE'S security measures shall not increase the CITY'S or the Contract Administrator's security obligation. The CITY and the Contract Administrator shall not be responsible for any damage done at the Facility relating to security. The CITY shall provide non-sworn officers for Park security otherwise contemplated by the terms, conditions, and provisions hereof. The CITY's Park Ranger shall be on duty only in Park operating areas and only for Common Areas and not for the Facility described in this Concession Agreement. The CONCESSIONAIRE shall not be responsible for general park security of any kind, sort or description, unless specifically authorized and requested and pursuant to a written document in equal dignity herewith. To best protect the health, safety, and welfare of the citizens and residents of Coral Springs, the parties hereto, shall reasonably attempt to cross-train and cross-reference the CITY's police operations with the security activities at the park and at the Facility. The parties further recognize the importance of continuous cooperation and communication on issues of security and related activities affecting the use of public property.

                                   ARTICLE 57

                                   ADVERTISING

         CONCESSIONAIRE will provide Dasher Board Advertising (two (2) panels per arena), at no cost to the CITY, for community based advertising in years 1-10 of the Concession Agreement. CONCESSIONAIRE, in conjunction with the Contractor Administrator, will make arrangements for the City to provide community based programs for its residents to a maximum of $5,000.00 per year for the first 10 years of the Concession Agreement, at no cost to the CITY.

                                   ARTICLE 58

                              ESTOPPEL CERTIFICATES

         CITY, through the Contract Administrator, the CONCESSIONAIRE's lender, if any, and the CONCESSIONAIRE agree, upon not less than thirty (30) days prior written request by one to the other, to execute and deliver to the requesting party a statement in writing setting forth whether or not this Concession Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, and providing copies of any written modifications), and the date to which the rent, payment of percentage fees and other charges have been paid, if any, and, to the best of the CITY'S knowledge, whether or not any violations of this Concession Agreement are in existence as of the date of said statement, it being intended that any statement delivered pursuant to this Article may be relied upon by any assignee of CONCESSIONAIRE or any holder of a security interest in equipment, trade fixtures and merchandise.

                                   ARTICLE 59

                            MISCELLANEOUS PROVISIONS

59.1 Counterparts. This Agreement may be executed in any number of counterparts, any one and all of which shall constitute the Contract of the parties.

59.2 Amendment. No modification or amendment of this Agreement shall be of any force or effect unless in writing executed by the parties hereto.

59.3 Attorneys' Fees. If any party obtains a judgment against any other party by reason of breach of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, including paralegal costs, at both the trial and appellate levels.

59.4 Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Florida, both substantive and remedial. Venue of all proceedings shall be in Broward County, Florida.

59.5 Entire Agreement. This Agreement set forth the entire agreement between the parties hereto and all subject matters herein and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, between the parties.

59.6 Captions, Headings, Etc. Captions, headings, section and subsection numbers in this Agreement are for convenience and reference only, and shall have no effect upon the meaning of any of the terms or provision herein.

         IN WITNESS WHEREOF, the parties have made and executed this Concession Agreement on the respective dates noted herein for each party: CITY through its City Commission of Coral Springs, signing by and through its Mayor, authorized to execute same by City Commission action on the 4th day of April, 1995, and CAN AM Investment Group, Inc., signing by and through its President/Secretary, duly authorized to execute same.

                                    CITY


                                    CITY OF CORAL SPRINGS, a municipal
                                    corporation organized and existing under the laws of the State of Florida

                                    By /s/ John Sommerer
                                      ------------------------------
                                      JOHN SOMMERER, MAYOR


APPROVED AS TO FORM BY:             ATTEST:


By /s/ Samuel S. Goren              /s/ Jonda L. Joseph
  ---------------------------       --------------------------------
  SAMUEL S. GOREN,                  JONDA L. JOSEPH, CITY CLERK
  DEPUTY CITY ATTORNEY

                                         CONCESSIONAIRE


ATTEST:                              CAN AM INVESTMENT GROUP, INC.
                                     a Florida corporation
                                     8000 Peters Road, #200
                                     Plantation, FL 33324



                                     By /s/ J. J. Campol
                                       -----------------------------------
----------------------------           J. J. CAMPOL
         Secretary                     Title: President/Secretary

                                   EXHIBIT "A"
                               APPROVED ACTIVITIES


ACTIVITIES EXCLUSIVE TO THE PARK:

         * All ice and in-line skating, figure skating, hockey, and related activities

         * Sale of all ice and in-line skating and hockey-related merchandise and sundry items

         *        All ice and in-line skating and hockey equipment repairs

         *        All skating and hockey special events

(The term "skating" used above shall mean all ice skating, roller skating, and in-line skating where applicable)

ACTIVITIES EXCLUSIVE TO THE FACILITY:

         * Beverage sales including soft drinks, juices and all other non-alcoholic beverages/drinks, both can and fountain

         *        Beer and wine, both can and draft and/or by the glass

         *        Soft drink vending machines

         * Amusement game machines, not to exceed ten (10), in addition to two (2) hockey-related amusement devices (i.e., "air-hockey," or similar game)

         *        Food and snack sales

         *        Corporate events

         *        Birthday parties

         *        Charity events

         *        Exhibitions

         *        Tournaments (Local, Regional and International)

                                   EXHIBIT "B"
                                    SITE PLAN


         *        Concessionaire's master plan of facility

         *        City/Parks and Recreation Department master plan of park

                                   EXHIBIT "C"
                              PROPERTY DESCRIPTION


         4 acres +/- in the southwest portion for Parcel "M", Coral Springs Regional Park Addition, PB 156, PG 32

                                   EXHIBIT "D"
                               OPERATING SCHEDULE





            -            Seven Days Per Week  5:00 a.m. - 2:00 a.m.

            - Special Event Schedule - 24 hours subject to Contract Administrator's approval pursuant to paragraph 19.1

            - At Concessionaire's Option, with notice to the City, Concessionaire may close for the following holidays:

                                            New Years Day
                                            Easter
                                            Memorial Day
                                            July 4th
                                            Jewish New Year
                                            Thanksgiving
                                            Christmas Day

                                   EXHIBIT "E"
                          PAYMENT AND PERFORMANCE BONDS


00719.  FORM OF PERFORMANCE BOND

KNOW ALL MEN BY THESE PRESENTS:

         That we __________________________, as Principal, hereinafter called CONTRACTOR/CONCESSIONAIRE, and ____________________, as Surety, are bound to the City Commission of the City of Coral Springs, Florida, as Obligee, hereinafter called CITY, in the amount of ______________ Dollars ($__________) for the payment whereof CONTRACTOR/CONCESSIONAIRE and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally.

         WHEREAS, CONTRACTOR/CONCESSIONAIRE has by written agreement entered into a Contract, Bid/Contract No.: ____________, awarded the _____________ day of ________________________, 19______, with CITY for construction and operation of a multi-facility softball complex, in accordance with the Contract Documents prepared by _____________________ which Contract Documents are by reference made a part hereof, and for the purposes of this Bond are hereafter referred to as the "Contract";

THE CONDITION OF THIS BOND is that if CONTRACTOR/CONCESSIONAIRE:

1. Performs the Contract for construction of _________________, the Contract being made a part of this Bond by reference, at the times and in the manner prescribed in the Contract; and

2. Pays CITY all losses, damages, expenses, costs and attorneys fees including appellate proceedings, that CITY sustains as a result of default by CONTRACTOR/CONCESSIONAIRE under the Contract; and

3. Performs the guarantee of all work and materials furnished under the Contract for the time specified in the Contract; then THIS BOND IS VOID, OTHERWISE IT REMAINS IN FULL FORCE AND EFFECT.

         Whenever CONTRACTOR/CONCESSIONAIRE shall be, and declared by CITY to be, in default under the Contract, CITY having performed CITY'S obligations thereunder, the Surety may promptly remedy the default, or shall promptly:

         3.1. Complete the Contract in accordance with its terms and conditions; or

         3.2. Obtain a bid or bids for completing the Contract in accordance with its terms and conditions, and upon determination by Surety of the lowest responsible Bidder, or, if CITY elects, upon determination by CITY and Surety jointly of the lowest responsible Bidder, arrange for a contract between such Bidder and CITY, and make available as work progresses (even though there should be a default or a succession of defaults under the Contract or Contracts of completion arranged under this paragraph) sufficient funds to pay the cost of completion less the balance of the Contract Price; but not exceeding, including other costs and damages for which the Surety may be liable hereunder, the amount set forth in the first paragraph hereof. The term "balance of the Contract Price," as used in this paragraph, shall mean the total amount payable by CITY to CONTRACTOR/CONCESSIONAIRE under the Contract and any amendments thereto, less the amount properly paid by CITY to CONTRACTOR/CONCESSIONAIRE.

         No right of action shall accrue on this bond to or for the use of any person or corporation other than CITY named herein.

         The Surety hereby waives notice of and agrees that any changes in or under the Contract Documents and compliance or noncompliance with any formalities connected with the Contract or the changes does not affect Surety's obligation under this Bond.

         Signed and sealed this ______ day of _______________, 19_____.

                            FORM OF PERFORMANCE BOND

                                   (Continued)




WITNESSES:
                                              ----------------------------------
                                              (Name of Corporation)


-----------------------------
                    Secretary                 By
                                                --------------------------------
                                                      (Signature and Title)

         (CORPORATE SEAL)



                                              ----------------------------------
                                              (Type Name and Title signed above)





IN THE PRESENCE OF:                                 INSURANCE COMPANY:




                                              By
-----------------------------                   --------------------------------
                                                 Agent and Attorney-in-Fact



                                              Address:
-----------------------------                         --------------------------
                                                          (Street)



-----------------------------                 ----------------------------------
                                                     (City/State/Zip Code)



                                              Telephone No.:
                                                            --------------------

00720.  FORM OF PAYMENT BOND



KNOW ALL MEN BY THESE PRESENTS:

         That we _________________________________, as Principal, hereinafter called CONTRACTOR/CONCESSIONAIRE, and ___________ - ______________, as Surety, are bound to the City of Coral Springs of the City of Coral Springs, Florida, as Obligee, hereinafter called CITY, in the amount of _______________________ Dollars ($____________) for the payment whereof CONTRACTOR/CONCESSIONAIRE and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally.

         WHEREAS, CONTRACTOR/CONCESSIONAIRE has by written agreement entered into a Contract, Bid/Contract No.: __________, awarded the __________ day of_____________________, 19______, with CITY for construction and operation of a multi-facility softball complex, in accordance with the Contract Documents prepared by _________________________ which Contract Documents are by reference made a part hereof, and for the purposes of this Bond are hereafter referred to as the "Contract";

THE CONDITION OF THIS BOND is that if CONTRACTOR/CONCESSIONAIRE:

1. Pays CITY all losses, damages, expenses, costs and attorneys fees including appellate proceedings, that CITY sustains because of default by CONTRACTOR/CONCESSIONAIRE under the Contract; and

2. Promptly makes payments to all claimants as defined by Florida Statute 225.05(1) for all labor, materials and supplies used directly or indirectly by CONTRACTOR/CONCESSIONAIRE in the performance of the Contract;

         THEN CONTRACTOR'S/CONCESSIONAIRE'S OBLIGATION SHALL BE VOID; OTHERWISE, IT SHALL REMAIN IN FULL FORCE AND EFFECT SUBJECT, HOWEVER, TO THE FOLLOWING CONDITIONS:

         2.1. A claimant, except a laborer, who is not in privity with CONTRACTOR/CONCESSIONAIRE and who has not received payment for its labor, materials, or supplies shall, within forty-five (45) days after beginning to furnish labor, materials, or supplies for the prosecution of the work, furnish to CONTRACTOR/CONCESSIONAIRE a notice that he intends to look to the bond for protection.

         2.2. A claimant who is not in privity with CONTRACTOR/CONCESSIONAIRE and who has not received payment for its labor, materials, or supplies shall, within ninety (90) days after performance of the labor or after complete delivery of the materials or supplies, deliver to CONTRACTOR/CONCESSIONAIRE and to the Surety, written notice of the performance of the labor or delivery of the materials or supplies and of the nonpayment.

         2.3. No action for the labor, materials, or supplies may be instituted against CONTRACTOR/CONCESSIONAIRE or the Surety unless the notices stated under the preceding conditions (2.1) and (2.2) have been given.

         2.4. Any action under this Bond must be instituted in accordance with the Notice and Time Limitations provisions prescribed in
                  Section 255.05(2), Florida Statutes.

         The Surety hereby waives notice of and agrees that any changes in or under the Contract Documents and compliance or noncompliance with any formalities connected with the Contract or the changes does not affect the Surety's obligation under this Bond.



         Signed and sealed this ____ day of _________________, 19____.

                              FORM OF PAYMENT BOND

                                   (Continued)





WITNESSES:
                                              ----------------------------------
                                              (Name of Corporation)


-----------------------------
                    Secretary                 By
                                                --------------------------------
                                                      (Signature and Title)

         (CORPORATE SEAL)



                                              ----------------------------------
                                              (Type Name and Title signed above)





IN THE PRESENCE OF:                                 INSURANCE COMPANY:




                                              By
-----------------------------                   --------------------------------
                                                 Agent and Attorney-in-Fact



                                              Address:
-----------------------------                         --------------------------
                                                          (Street)



-----------------------------                 ----------------------------------
                                                     (City/State/Zip Code)



                                              Telephone No.:
                                                            --------------------

                                  EXHIBIT "F-1"
                          PUBLIC ENTITY CRIME STATEMENT


                  SWORN STATEMENT UNDER SECTION 287.133(3)(A),
                    FLORIDA STATUTES, ON PUBLIC ENTITY CRIMES


THIS FORM MUST BE SIGNED IN THE PRESENCE OF A NOTARY PUBLIC OR OTHER OFFICER AUTHORIZED TO ADMINISTER OATHS.


1. This sworn statement is submitted to the City of Coral Springs in conjunction with that certain Concession Agreement with respect to __________________________________________________ whose business address is ____________________________________ and whose Social
         Security number is __________________.


2. I understand that a "public entity crime" as defined in Paragraph 287.133(1)(g), Florida Statutes, means a violation of any state or federal law by a person with respect to and directly related to the transaction of business with any public entity of with an agency or political subdivision or any other state or with the United States, including, but not limited to, any bid or contract for goods or services to be provided to any public entity or an agency or political subdivision of any other state or of the United States and involving antitrust, fraud, theft, bribery, collusion, racketeering, conspiracy, or material misrepresentation.


3. I understand that "convicted or conviction" as defined in Paragraph 287.133(1)(b), Florida Statutes, means a finding of guilt or a conviction of a public entity crime, with or without adjudication of guilt, in any federal or state trial court of record relating to charges brought by indictment or information after July 1, 1989, as a result of a jury verdict, non-jury trial, or entry of a plea of guilty or nolo contendere.

4.       I understand that an "affiliate" as defined in Paragraph
         287.133(1)(a) Florida Statutes, means:

         A. A predecessor or successor of a person convicted of a public entity crime; or

         B. An entity under the control of any natural person who is active in the management of the entity and who has been convicted of a public entity crime. The term "affiliate" includes those officers, directors, executives, partners, shareholders, employees, members and agents who are active in the management of an affiliate. The ownership by one person of shares constituting a controlling interest in another person, or a pooling of equipment or income among persons when not for fair market value under an arms length agreement, shall be a prima facie case

Public Entity Crimes Affidavit
Page 2 of 3

                  that one person controls another person. A person who knowingly enters into a joint venture with a person who has been convicted of a public entity crime in Florida during the preceding 36 months shall be considered an affiliate.


5. I understand that a "person" as defined in Paragraph 287.133(1)(e), Florida Statutes, means any natural person or entity organized under the laws of the state or of the United States with the legal power to enter into a binding contract and which bids or applies to bid on contracts for the provision of goods or services let by a public entity, or which otherwise transacts or applies to transact business with a public entity. The term "person" includes those officers, directors, executives, partners, shareholders, employees, members, and agents who are active in management of an entity.


6. Based on information and belief, the statement which I have marked below is true in relation to the entity submitting this sworn statement. (Please indicate which statement applies).

   ____ Neither the entity submitting this sworn statement, nor any officer, directors, executives, partners, shareholders, employees, members, or agents who are active in management of the entity, nor any affiliate of the entity have been charged with and convicted of a public entity crime subsequent to July 1, 1989.


   ____ The entity submitting this sworn statement, or one or more of the officers, directors, executives, partners, shareholders, employees, members, or agents who are active in management of the entity, or an affiliate of the entity has been charged with and convicted of a public entity crime subsequent to July 1, 1989. However, there has been a subsequent proceeding before a hearing officer of the State of Florida, Division of Administrative Hearings and the final order entered by the hearing officer determined that it was not in the public interest to place the entity submitting this sworn statement on the convicted vendor list. (Please attach a copy of the Final Order) UNDERSTAND THAT THE SUBMISSION OF THIS FORM TO THE CONTRACTING OFFICER FOR THE PUBLIC ENTITY IDENTIFIED IN PARAGRAPH 1 (ONE) ABOVE IS FOR THAT PUBLIC ENTITY ONLY, AND THAT THIS FORM IS VALID THROUGHOUT DECEMBER 31 OF THE CALENDAR YEAR IN WHICH IT IS FILED. I ALSO UNDERSTAND THAT I AM REQUIRED TO INFORM THE PUBLIC ENTITY PRIOR TO ENTERING INTO A CONTRACT IN EXCESS OF THE THRESHOLD AMOUNT PROVIDED IN SECTION 287.017 FLORIDA STATUTES FOR CATEGORY TWO OF ANY CHANGE IN THE INFORMATION CONTAINED IN THIS FORM.

Public Entity Crimes Affidavit
Page 3 of 3


                                           Signature

Sworn to and subscribed before me this ____ day of _________________, 19____.


Personally know ____________________________________________________________

OR Produced identification.            Notary Public State of ______________

___________________________            My commission expires _______________
(Type of Identification)
                                       _____________________________________
                                       Printed typed or stamped commissioned
                                       name of notary public)

Public Entity Crimes Affidavit
Page 4 of 3

                                 EXHIBIT F-2

                            PUBLIC DISCLOSURE ACT
                             DISCLOSURE AFFIDAVIT



STATE OF FLORIDA )
                 ) ss:
COUNTY OF        )

               BEFORE ME, the undersigned authority in said
County and State, personally appeared _______________________, who being first duly sworn, deposes and says as follows:

I am ___________________________________________________________ and I hereby certify that the names and addresses listed on Exhibit "1" attached hereto and by this reference made a part hereof, are the names and addresses of every person having a beneficial interest in said Concession Agreement, however small or minimal, and do hereby file this Affidavit for the purpose of complying with the provisions of Section 286.23 Florida Statutes Public Disclosure Act.

                                          (Affix Corporate Seal)



                                   --------------------------------------------
                                   (Deponent)


                                   --------------------------------------------
                                   (Address of Deponent, Required by
                                      Section 286.23 Florida Statutes)


                                   --------------------------------------------
                                   (Attestation by Secretary or Assistant
                                      Secretary if Deponent is Officer
                                      of Corporation)

Sworn to and subscribed before me this _____________day of____________, 199___.



                                  ---------------------------------------------
                                   Notary Public, State of

My commission expires:

Public Entity Crimes Affidavit
Page 5 of 3

                                   EXHIBIT "G"
                               DRUG FREE WORKPLACE



DRUG FREE WORKPLACE:

         CAN AM Investment Group, Inc., a Florida corporation, will operate a drug-free workplace in accordance with Florida law.

         All Job Applicants will undergo a urinalysis test for drugs. Any employee testing positive will be denied continued employment at that time.

         All guidelines set forth by the State of Florida and the U.S. Government will be strictly adhered to and followed.

         "Job Applicant" means any person who has applied for a position with an employer and has been offered employment conditioned upon successfully passing a drug test, and may have begun work pending the results of the drug test.

                        CONSENT AND AMENDMENT AGREEMENT


         THIS CONSENT AND AMENDMENT AGREEMENT (this "Agreement"), dated as of August 8th, 1995, by and between the CITY OF CORAL SPRINGS, FLORIDA, a municipal corporation, having an office at 9551 West Sample Road, Coral Springs, Florida 33065 (the "City"), and ICELAND (CORAL SPRINGS) LIMITED PARTNERSHIP, a Delaware limited partnership, having an office at 14 Duncan Street, 3rd Floor, Toronto, Ontario M5H 3G8 (the "Partnership").


                              W I T N E S S E T H

         WHEREAS, the City and CAN AM Investment Group, Inc. ("Can Am") have entered into that certain Concession Agreement, dated April 4, 1995 (as the same may, from time to time, be amended, modified, supplemented, extended and/or renewed, the "Concession Agreement"), pursuant to which the City has granted exclusive use of the Property (as defined in the Concession Agreement) for a multi-use and multi-user skating area (the "Facility" as defined in the Concession Agreement); and

         WHEREAS, by that certain Assignment Agreement between Can Am and the Partnership dated August 8, 1995 (the "Assignment Agreement"), Can Am assigned the Concession Agreement and Can Am's rights thereunder to the Partnership, subject to approval from the City; and

         WHEREAS, Can Am and the Partnership have requested the City to (a) consent to the said assignment to the Partnership and (b) agree to certain amendments to the Concession Agreement, including amendments with respect to the rights of any Lender (as defined in Section 8 hereof) holding a security interest or other lien (a "Security Interest") in or upon all of the right, title and interest of Concessionaire (as used herein, "Concessionaire" means the Partnership at present, and subject to Paragraph 3 hereof, its successors and assigns and other holders of the interests of Concessionaire from time to time) under the Concession Agreement.

         NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. Consent. The City hereby consents to the assignment of the Concession Agreement from Can Am to the Partnership pursuant to the Assignment Agreement.

         2.    Security Interest.

               (a) The City hereby (i) agrees that Concessionaire shall have the right to obtain financing (the "Secured Debt") from a Lender which may be secured by, inter alia, a Security Interest, (ii) consents to the granting of a Security Interest in favor of any Lender and to the perfection of such Security Interest by recordation or otherwise, and (iii) agrees that the granting by Concessionaire of a Security Interest shall not be deemed an assignment of the Concession Agreement, or, if the same shall be deemed such an assignment pursuant to applicable law, such an assignment shall not be deemed to be in violation of or a default under the Concession Agreement. Any Security Interest granted by Concessionaire to a Lender in the Concession Agreement and all personal property and removable trade fixtures of Concessionaire (the "Collateral") shall have priority to the extent of all obligations of Concessionaire to Lender secured thereby over any security interest or lien, however acquired, of the City in or affecting the same Collateral. The City further understands and agrees as follows:

               (A) The holder(s) of any beneficial interests (whether as shareholder(s), partner(s), member(s) or otherwise) in any partner (including, without limitation, any partner that is a corporation, partnership, limited liability company or other person or entity) of the Partnership may pledge all or a portion of its/their interests ("Pledged Interests") of or in such partner and any one or all of the partners (the "Partners") of the Partnership may pledge its partnership interest ("Partnership Interest") in the Partnership, in each case to a Lender as security for payment of the obligations of the Partnership under the Secured Debt and the other documents related thereto. Such pledges of the Pledged Interests and of the Partnership Interests to a Lender will not be deemed an assignment of the Pledged Interests or the Partnership Interest, or, if the same shall be deemed such an assignment pursuant to applicable law, such an assignment shall not be deemed by the City to be in breach or violation of or a default under the Concession Agreement.

               (B) Notwithstanding the provisions of Articles 31 and 32 of the Concession Agreement, the City hereby consents to the pledge of the Pledged Interests and the Partnership Interests referred to in Paragraph 2(a) hereof and to any assignment or transfer of the Pledged Interests and/or the Partnership Interests, either to a Lender or to any other person or entity, arising by reason of a default under the pledge agreement relating to the Pledged Interests and under the assignment and security agreements relating to the Partnership Interests and the occurrence of a Foreclosure Event (as hereinafter defined) in respect thereof.

               (b) Concessionaire hereby acknowledges and agrees that (i) no Security Interest shall constitute a lien on the Property and (ii) Concessionaire shall have no right to grant a lien on the Property.

         3. Performance by Lender. The City hereby agrees that Concessionaire shall have the right to assign to Lender shall have the right to take any and all action, perform any and all obligations and exercise any and all of the rights of Concessionaire under the Concession Agreement, and any such action, performance and exercise shall have the same effect as if taken, performed or exercised directly by Concessionaire. Concessionaire hereby agrees that any such exercise by Lender shall be binding upon Concessionaire with the same force and effect as if exercised by Concessionaire.

         4. Default Notices. Whenever the City shall deliver any notice, request, demand or other communication ("Notice") to Concessionaire, including but without limitation, with respect to (a) any default or termination as described in Article 36 of the Concession Agreement, other than the default set forth in Section 36.1.1 of the Concession Agreement (an "Automatic Default"), or
(b) any event or condition underlying any default (other than an Automatic Default), or (c) the occurrence of any event (other than an Automatic Default) that starts the running of any time period within which Concessionaire is required to take some action or after which the City may terminate the Concession Agreement (collectively, "Default"), the City shall at the same time deliver to the Lender a copy of any such Notice at the address given in writing by Lender to the City pursuant to Paragraph 14 of this Agreement. If the City is not required to give any such Notice to Concessionaire, then the City shall deliver Notice to the Lender promptly after the occurrence of the Default (except in the case of an Automatic Default), pursuant to Paragraph 14 of this Agreement. No Notice to Concessionaire, no action with respect to Concessionaire (whether or not as a result of a Default), and no termination of the Concession Agreement shall be effective, subject to Paragraphs 5, 6 and 10 hereof, unless Notice thereof, if required pursuant to this Paragraph 4, has been delivered to Lender.

         5. Cure. Upon the occurrence of a Default and the delivery of Notice to Lender (if so required pursuant to Paragraph 4 hereof), Lender shall have the right at its option within thirty (30) days after receipt of the Notice to cure any such Default (subject to extension pursuant to Paragraph 6 hereof), and the City shall accept such performance by Lender with the same force and effect as if performed by Concessionaire. The cost of the cure by Lender shall be added to the Secured Debt of Concessionaire.

         6. Forbearance. Upon the occurrence of a Default and the delivery of Notice to Lender (if so required pursuant to Paragraph 4 hereof), the City shall not take any action to effect a termination of the Concession Agreement or exercise any other remedies with respect to the Default:

               (a) so long as the Lender shall have cured such Default within the period stated in Paragraph 5 hereof, or

               (b) if such Default can only be cured by the Lender upon obtaining possession of the Facility, or if such Default cannot be cured, so long as Lender shall seek to obtain possession of the Facility, or if such Default cannot be cured, so long as Lender shall seek to obtain possession of the Facility with diligence and continuity through a Foreclosure Event or otherwise, and, in the case of a Default that is curable, shall cure such Default within the period stated in Paragraph 5 after obtaining possession of the Facility, or

               (c) in the case of a Default which cannot with diligence be cured, or the cure of which cannot be commenced, within the 30 day period set forth in Paragraph 5 hereof, Lender shall have such additional time as reasonably necessary to cure such Default of Concessionaire.

The time periods specified in Paragraphs 5, 6(b) and 6(c) hereof shall be extended by the time during which Lender's right to pursue the actions described therein shall be stayed or delayed by operation of law or by any court of competent jurisdiction (including, without being limited to, by reason of any bankruptcy or similar proceeding). Lender shall not be required to continue to proceed to obtain possession, or to continue to possess the Facility, or to continue to prosecute proceedings pursuant to Paragraph 6(b) hereof, if and when the Default shall be cured.

         7.    Possession by Lender.

               (a) The City hereby consents to the possession of the Facility and/or ownership of all right, title and interests of Concessionaire's interests under the Concession Agreement by Lender or an affiliate of Lender (each a "Lender Party") or by any other person or entity (any such Lender Party or other person or entity is herein referred to as a "Successor Concessionaire"), as a result of the exercise of remedies (including but not limited to as a result of foreclosure, deed-in-lieu of foreclosure, sale pursuant to Section 363 of the Bankruptcy Code or otherwise (a "Foreclosure Event")) by Lender in respect of the Secured Debt, notwithstanding Article 31 of the Concession Agreement. In addition, if any Lender Party shall succeed to the rights and interests of Concessionaire under the Concession Agreement, such Lender Party shall have the additional right to transfer its interest under the Concession Agreement, subject to the approval of the City, which approval the City agrees not to unreasonably withhold or delay, but shall not be required to dispose of its interest within the twenty-four (24) month period set forth in
Article 31 of the Concession Agreement; provided, however, that in the event a Lender Party does not transfer its interest under the Concession Agreement within twenty-four (24) months after such Lender Party's obtaining such interest and affirmatively (and in writing) elects to be Concessionaire under the Concession Agreement, then such Lender Party, from and after the expiration of such twenty-four (24) month period, shall be liable as Concessionaire under the Concession Agreement and shall not be entitled to benefits of Paragraph 12 hereof. The foresaid election by such Lender Party to become Concessionaire under the Concession Agreement shall not be subject to approval by, or the consent of, the City and shall be deemed automatically effective upon the delivery to the City of the written notice of such election.

               (b) In the event a Lender Party transfers its interest in the Concession Agreement as permitted pursuant to Paragraph 7(a) hereof, such Lender Party shall automatically be relieved and released from all obligations and liabilities under the Concession Agreement. The City agrees, within ten (10) days after the effective date of such transfer and at such Lender Party's expense, to execute and deliver such instruments as shall be reasonably requested by such Lender Party to effectuate such release.

         8. Lender Defined. As used herein, the term "Lender" shall mean any lender of the Secured Debt to Concessionaire; provided, however, that such Lender shall be subject to approval from the City, such approval not to be (a) unreasonably withheld or delayed or (b) conditioned upon any amendment to the Concession Agreement, as amended hereby; provided, further, however, that such consent from the City shall not be required in the event such lender (i) has an "investment grade" credit rating from Moody's Investors Service, Inc. of Baa3 or better and/or from Standard & Poor's Rating Group of BBB- or better and (ii) is
(A) any bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (as amended, the "Act"), (B) any savings and loan association, building and loan association, cooperative bank or similar institution as defined in
Section 3(a)(5)(A) of the Act, (C) any insurance company as defined in Section 2(13) of the Act, (D) any investment company registered under the Investment Company Act of 1940, as amended, (E) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $100,000,000 or (F) any employees benefit plan, within the meaning of the Employee Retirement Income Security Act, which has total assets in excess of $100,000,000.

         9.    Amendments/Additional Consents.

               (a) The City and Concessionaire agree that (i) the second, third and fourth sentences of the third paragraph of Article 31 of the Concession Agreement (the first sentence thereof being subject to Paragraph 12 hereof) and (ii) Sections 36.1.3, 36.6, 36.7 and 46.3 of the Concession Agreement, and hereby deleted in their entirety. No Default under Section
36.1.3 (whether having previously arisen or hereafter discovered) shall apply to the Concession Agreement, and the City shall have no right to terminate, the Concession Agreement as a result thereof. In addition, notwithstanding anything to the contrary contained in the Concession Agreement or in this Agreement, in the event that any Successor Concessionaire shall succeed to the rights and interests of Concessionaire (whether under the Concession Agreement or under a new concession agreement entered into pursuant to Paragraph 10 hereof), neither Lender Party nor any successor or assign shall be required to cure any Default which is not curable. For the purposes of this Agreement, any default in the payment of a liquidated amount shall be deemed a "curable" default.

               (b) The City and Concessionaire hereby agree that the second and third sentences of Article 47 of the Concession Agreement are hereby deleted in their entirety and replaced with the following:

         "In the event of any such taking, exercise of eminent domain or condemnation with respect to the Property or the Facility, whether or not such taking or eminent domain results in the termination of this Agreement, the entire award paid in connection with such taking or eminent domain shall be paid as follows: (i) to the City, (A) the award allocated for, or attributable to, the value of the Property (as vacant and unimproved), taking into account that the Property is encumbered by this Agreement, and (B) the portion of the award, if any, allocated for, or attributable to, the value of the Facility (without attributing any value to the replacement cost thereof) for the period of time from and after the date (the "Final Date") that is the latest scheduled expiration date of this Agreement, assuming the exercise of both renewal options set forth in Article 3 hereof, and
         (ii) to Concessionaire, the balance of such award, including, but not limited to, any portion of the award attributable to the value of (A) this Agreement and the rights of Concessionaire hereunder, (B) the Facility and all fixtures, equipment and personalty located thereat for the period of time commencing on the date of such award and ending on the Final Date (but in no event less than the unamortized value of the Facility and all fixtures, equipment and personalty, calculated based on a period from the date of completion of construction and installation of the Facility through the Final Date), and (C) the value of the business (as a going concern) conducted at the Facility. Notwithstanding anything in this Agreement to the contrary, the City and Concessionaire hereby agree that for the purposes of any taking, exercise of eminent domain or condemnation by any governmental authority, this Article 47 shall be construed and interpreted in accordance with its terms, employing the rules of construction that would be applicable had this Agreement been a lease between the City, as landlord, and Concessionaire, as tenant, and the rights hereunder and the estate created hereby been a leasehold estate, all in accordance with the laws of the State of Florida and the Constitution of the United States."

               (c) Notwithstanding anything in Article 32 of the Concession Agreement to the contrary, (i) the City acknowledges that (A) the Partnership, as Concessionaire, is a Delaware limited partnership, (B) the Partnership intends to sell, and shall be selling, up to seventy-five percent (75%) of the aggregate direct or indirect beneficial interests in the Partnership (the "Partnership Interests") to third-party investors and (C) as of the date hereof, the Partnership has not yet sold all of the Partnership Interests and (ii) the City consents to the sale and transfer of the Partnership Interests to such third-party investors; provided, that, an entity which shall directly or indirectly control, be controlled by or be under common control with Stadium Consultants International Inc., shall at all times be the beneficial economic owner of at least fifteen percent (15%) of the aggregate equity interests of the Partnership.

               (d) Exhibit "C" to the Concession Agreement is hereby amended in its entirety to read as follows:

               "7 acres +/- in the southwest portion for Parcel "M", Coral Springs Regional Park Addition, PB 156, PG 32"

Upon completion of the Property Description in accordance with Paragraph 17 hereof, Exhibit "C" will be further amended by substituting the Property Description for the foregoing description.

         10. Termination. Notwithstanding anything to the contrary contained in the Concession Agreement or in this Agreement, in the event that the Concession Agreement is terminated by the City or any Concessionaire or in the event the Concession Agreement is disaffirmed or rejected pursuant to any laws (including bankruptcy or insolvency laws) by any Concessionaire, Lender shall have the right to request, by written notice within sixty (60) days after the City's Notice of Default is received by Lender, that the City enter into a new concession agreement with a Lender Party. Upon such request, the City shall enter into a new concession agreement with such Lender Party which shall:

               (a) be effective as of the date of termination of the Concession Agreement, but shall be deemed to have the same priority as the Concession Agreement;

               (b) be for the remainder of the period that would have constituted the term of the Concession Agreement had the Concession Agreement not been terminated, and be upon all of the covenants, rights, options and conditions thereof (including any amendments thereof consented to by Lender and the amendments to the Concession Agreement pursuant to this Agreement);

               (c) not require Lender Party to cure any Default under the Concession Agreement that is not susceptible of being cured by Lender Party; and

               (d) give Lender Party the right to transfer its interests under the new concession agreement notwithstanding Articles 31 and 32 of the Concession Agreement, subject to the approval of the City, which approval the City agrees not to unreasonably withhold or delay, but Lender Party shall not be required to dispose of its interest within the twenty-four (24) month period set forth in Article 31 of the Concession Agreement.

If Lender shall elect not to exercise such right to a new concession agreement, the City shall give Lender the right to enter upon the Property during such sixty (60) day period for the purpose of removing Concessionaire's personal property therefrom, provided, however, that Lender shall repair any damage arising from such removal.

         11. Estoppel. As a material inducement for the Partnership to enter into this Agreement and the Assignment Agreement, the City hereby certifies to the Partnership as follows:

               (a) The Concession Agreement has not been modified except pursuant to this Agreement, and as so modified is in full force and effect. The Concession Agreement has not been terminated nor has the City received any notice or other election from Concessionaire terminating the Concession Agreement.

               (b) No rent, percentage fees or other Amounts are, as of the date hereof, due or payable.

               (c) There is no defense, offset, claim or counterclaim by or in favor of the City against Can Am or any other Concessionaire under the Concession Agreement or against the obligations of the City under the Concession Agreement.

               (d) The City is not aware of any Default now existing of the City or of Can Am or any other Concessionaire under the Concession Agreement, or of any event which with notice or the passage of time or both would constitute a Default of the City or of Can Am or any other Concessionaire under the Concession Agreement.

               (e) The City has not received notice of a prior sale, transfer, assignment, hypothecation or pledge of the Concession Agreement by Can Am or any other Concessionaire, except to the Partnership.

               (f) The Property has suffered no damage or destruction which would prohibit or inhibit the construction of the Facility and, under applicable zoning and use laws, ordinances, rules and regulations, the Property may be used for the purposes contemplated by Concessionaire in accordance with the Concession Agreement.

               (g) There is no suit, action, proceeding or audit pending, or, to the knowledge of the City, threatened against or affecting the City or the Property under the Concession Agreement at law or in equity or before or by any court, administrative agency or other governmental authority which brings into question the validity of the Concession Agreement or which if determined adversely against the City might result in any material adverse change to the leasehold interest of Concessionaire under the Concession Agreement.

               (h) There is no presently known fact which materially adversely affects, or with the passage of time may materially adversely affect, the condition or operations of the Property under the Concession Agreement.

               (i) The "Effective Date" (as defined in Article 2 of the Concession Agreement) has not yet occurred.

         12. Lender's Liability. During the period that any Lender Party shall be taking the action described in Section 6 hereof, shall be in possession of the Facility or shall succeed to the rights and interests of Concessionaire under the Concession Agreement, such Lender Party shall have no personal liability under the Concession Agreement except that such Lender Party shall be liable for the payment of monetary amounts pursuant to Articles 9, 10 and 12 of the Concession Agreement ("Amounts") and its rights under the Concession Agreement shall be subject to compliance with all of the other terms and conditions of the Concession Agreement as are susceptible of compliance by such Lender Party having, however, the benefit of the same Notice and cure periods and rights as are afforded Concessionaire under the Concession Agreement. The provisions of this Paragraph 12 are expressly subject to the final clause of the second sentence of Paragraph 7(a) hereof which beings with the words "provided, however".

         13. Concession Agreement Amended. This Agreement constitutes an amendment of the Concession Agreement. To the extent of any conflict or inconsistency between the provisions of this Agreement and the Concession Agreement, the provisions of this Agreement shall govern the rights and obligations of Concessionaire, Lender, any other Lender Party and the City. All references in the Concession Agreement to "this Agreement," "this Concession Agreement" or words of similar import shall mean the Concession Agreement as amended by this Agreement. The Concession Agreement, as shall mean the Concession Agreement as amended by this Agreement. The Concession Agreement, as amended by this Agreement is hereby ratified and confirmed and is in full force and effect.

         14. Notices. All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given hereunder shall be given in the manner set forth in
Article 50 of the Concession Agreement and

               (a)     if to the City, shall be addressed as follows:

                       Contract Administrator
                       City of Coral Springs, Florida
                       a Municipal Corporation
                       9551 West Sample Road
                       Coral Springs, Florida 33065
                       Attention: Department of Leisure Services Development

                       With a copy to:

                       Samuel S. Goren, Esq., Deputy City Attorney
                       Josias & Goren, P.A.
                       3099 East Commercial Boulevard, Suite 200
                       Fort Lauderdale, Florida 33324
                       Telephone: (954) 771-4500
                       Telecopier: (954) 771-4923

               (b)     if to the Concessionaire, shall be addressed as follows:

                       Iceland (Coral Springs) Limited Partnership
                       c/o Iceland (Coral Springs) Corp.
                       14 Duncan Street, 3rd Floor
                       Toronto, Ontario M5H 3G8
                       Attention: Brian Brisbin

                       With a copy to:

                       Shearman & Sterling
                       153 East 53rd Street
                       New York, New York 10022
                       Attention: Real Estate Notices 9196/2 BJW

               (c) if to the Lender, shall be addressed to the address or addresses as provided in writing to the City and Concessionaire.

Each party may substitute another address or addresses for its address(es) stated above by giving three (3) days' notice of the new address or addresses to each of the other parties hereto in the manner set forth in Article 50 of the Concession Agreement.

         15. Successors and Assigns. The provisions hereof shall be binding upon and inure to the benefit of the parties hereof and their respective successors and assigns.

         16. Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Florida, both substantive and remedial. Venue of all proceedings shall be in Broward County, Florida.

         17. Recordation. A memorandum of this Agreement and of the Concession Agreement, substantially in the form of Exhibit A hereto, shall be recorded upon the request of Concessionaire. In connection therewith, the City agrees to use its best efforts in obtaining, and delivering to Concessionaire, an accurate legal description of the Property (the "Property Description") reasonably satisfactory to Concessionaire within eighteen (18) days after the delivery to the City of a site plan prepared by Concessionaire. The Property Description shall then be attached to Schedule A to the said memorandum.

         18. Merger. This Agreement set forth the entire agreement between the parties hereto and all subject matters herein and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, between the parties.

         19. Headings. The headings to the paragraphs of this Agreement are for convenience only and are not intended to be a part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.

               [END OF PAGE; SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement effective as of the day first above written.

                                        THE CITY:

                                        CITY OF CORAL SPRINGS, a municipal
                                        corporation organized and
                                        existing under the laws of
                                        the State of Florida


                                        By: /s/ John Sommerer
                                            -----------------------------------

                                        John Sommerer, Mayor


Approved as to Form By:                 Attest:



By: /s/ Samuel S. Goren                 /s/ Jonda K. Joseph
   ---------------------------------   ----------------------------------------
Samuel S. Goren, Deputy City Attorney     Jonda K. Joseph, City Clerk

                                        THE PARTNERSHIP:

                                        ICELAND (CORAL SPRINGS) LIMITED
                                        PARTNERSHIP, a Delaware
                                        limited partnership

                                        By: Iceland (Coral Springs) Corp.,
                                            as General Partner


                                        By: /s/ Brian Brisbin
                                            ------------------------------------
                                            Brian Brisbin, President

                                   EXHIBIT A

                   FORM OF MEMORANDUM OF CONCESSION AGREEMENT
                      AND CONSENT AND AMENDMENT AGREEMENT


         THIS MEMORANDUM OF CONCESSION AGREEMENT AND CONSENT AND AMENDMENT AGREEMENT (this "Memorandum"), dated as of August 8, 1995, by and among the CITY OF CORAL SPRINGS, FLORIDA, a municipal corporation having an office at 9551 West Sample Road, Coral Springs, Florida 33065 (the "City"), CAN AM INVESTMENT GROUP, INC., a Florida corporation having an office at 8000 Peters Road, #200, Plantation, Florida 33324 ("Can Am"), and ICELAND (CORAL SPRINGS) LIMITED PARTNERSHIP, a Delaware limited partnership, having an office at 14 Duncan Street, 3rd Floor, Toronto, Ontario M5H 3G8 ("Concessionaire").

                              W I T N E S S E T H

         1. The City and CAN AM Investment Group, Inc. ("Can Am") have entered into that certain Concession Agreement, dated April 4, 1995 (as amended, by the Consent and Amendment Agreement (as defined herein), the "Concession Agreement"), pursuant to which the City has granted exclusive use of the Property (as described in Schedule A hereto) for a multi-use and multi-user skating area (the "Facility" as defined in the Concession Agreement).

         2. Pursuant to that certain Assignment Agreement between Can Am and Concessionaire dated August 8, 1995 (the "Assignment Agreement"), Can Am assigned the Concession Agreement and Can Am's rights thereunder to Concessionaire.

         3. Pursuant to that certain Consent and Amendment Agreement between the City and Concessionaire, dated as of August 8, 1995 (the "Consent and Amendment Agreement"), the City consented to the assignment made pursuant to the Assignment Agreement and the City and Concessionaire agreed to certain amendments to the Concession Agreement.

         4. This Memorandum is subject to all of the terms, conditions and provisions of the Concession Agreement, and in the event that the terms, conditions and provisions of the Concession Agreement conflict with this Memorandum, the terms, conditions and provisions of the Concession Agreement shall control.

         5.    The term of the Concession Agreement (the "Term") is forty-nine
(49) years commencing on the earlier to occur (i) the date the Concessionaire commences operations of the Facility or (ii) the issuance of a final and unqualified Certificate of Occupancy for the Facility.

         6. Upon written notice given by the City or Concessionaire to the other party no less than six (6) months prior to the expiration of the then-current Term, the City and Concessionaire have agreed to negotiate, in good faith, two (2) twenty-five (25) year renewals of the Term.

         This instrument is intended to be only a Memorandum of the Concession Agreement and the Consent and Amendment Agreement, reference to each of which is hereby made for all of the terms, conditions and covenants of the parties. This instrument shall not be construed to modify, change, vary or interpret the Concession Agreement or the Consent and Amendment Agreement or any of their respective terms, covenants or conditions. Full copies of the Concession Agreement, the Consent and Amendment Agreement and other documents relating to the Concession Agreement are available for inspection of the office of the City Clerk of Coral Springs, Florida.

                                    *  *  *


                           [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the City and Concessionaire have duly executed and delivered this Memorandum on the date hereinabove first set forth.

                                        THE CITY:

                                        CITY OF CORAL SPRINGS, a municipal
                                        corporation organized and
                                        existing under the laws of
                                        the State of Florida


                                        By:
                                           --------------------------------
                                            John Sommerer, Mayor


Approved as to Form By:                 Attest:



By:
   -------------------------------      -----------------------------------
   Samuel S. Goren,                     Jonda K. Joseph, City Clerk
   Deputy City Attorney

                                        CAN AM:

                                        CAN AM INVESTMENT GROUP, INC.


                                        By:
                                           --------------------------------
                                           J.J. Campol, President


                                        CONCESSIONAIRE:

                                        ICELAND (CORAL SPRINGS) LIMITED
                                        PARTNERSHIP, a Delaware
                                        limited partnership

                                        By: Iceland (Coral Springs) Corp.,
                                            as General Partner


                                        By:
                                           --------------------------------
                                           Brian Brisbin, President

                         CONSENT AND SECOND AMENDMENT TO
                    CONCESSION AGREEMENT BETWEEN THE CITY OF
                             CORAL SPRINGS, FLORIDA
                AND ICELAND (CORAL SPRINGS), LIMITED PARTNERSHIP


         THIS CONSENT AND SECOND AMENDMENT TO CONCESSION AGREEMENT
(the "Second Amendment"), dated as of the 20th day of February, 1996 is made by and between the CITY OF CORAL SPRINGS, FLORIDA, a municipal corporation, organized under the laws of Florida, having an office at 9551 West Sample Road, Coral Springs, Florida 33065 ("CITY"), and ICELAND (CORAL SPRINGS), LIMITED PARTNERSHIP, a Delaware limited partnership, its successors, heirs and assigns (the "Partnership") having an office at 14 Duncan Street, Toronto, Ontario M5H 368, and CORAL SPRINGS ICE, LTD., a Florida limited partnership, its successors, heirs and assigns ("Ice"), having an office at 3900 BCE Place, 181 Bay Street, P.O. Box 800, Toronto, Ontario M5J 2T3.

                            W I T N E S S  E T H:

         WHEREAS, the CITY and CAN AM Investment Group, Inc. ("Can Am") entered into that certain Concession Agreement dated April 14, 1995 (the "Concession Agreement"), pursuant to which the CITY has granted exclusive use of the Property (as defined in the Concession Agreement) for a multi-use and multi-user skating arena (the "Facility", as more particularly defined and described in the Concession Agreement); and
         WHEREAS, Can Am assigned the Concession Agreement to the Partnership by virtue of an Assignment Agreement dated August 8, 1995 (the "Assignment Agreement") and the CITY approved such assignment to the Partnership and agreed to certain modifications and amendments to the Concession Agreement by virtue of the Consent and Amendment Agreement dated August 8, 1995 (the "First Amendment"); and

         WHEREAS, the Partnership and Ice have requested the CITY to consent to an assignment of the Concession Agreement to Ice; and

         WHEREAS, Ice and the CITY desire to further modify and amend the Concession Agreement, as modified by the First Amendment, in order to enhance the economic viability of the Facility and the public purposes to be served upon its opening and operation.

         NOW, THEREFORE, intending to be legally bound and for good and valuable consideration as set forth herein, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties do hereby agree that the terms of the Concession Agreement, to which this Agreement is appended are hereby amended as follows:

                                      TERMS

         1. The foregoing recitals are hereby incorporated by reference as if set forth fully herein. All capitalized terms not defined in this Agreement shall have the same meanings ascribed thereto in the Concession Agreement.

         2. The CITY hereby consents to the assignment of the Concession Agreement from the Partnership to Ice pursuant to the certain Assignment Agreement of even date herewith.

         3. All references herein to the "Modified Agreement" shall mean the Concession Agreement as modified by the First Amendment and the Assignment.

         4. Article 11, "Gross Receipts", of the Concession Agreement is modified to add the following text at the end thereof:

                  Notwithstanding anything to the contrary herein, for the purposes hereof, "Gross Receipts" shall include revenues generated from the regular and customary day-to-day operations of the Facility but not from other properties or business operations of the Partnership or other ventures in which the Partnership may be a partner or have an interest.

         5. Paragraph 15.1 of the Concession Agreement is modified to read as follows: All equipment and personal property furnished by Concessionaire shall be of such quality as is typical for projects of a similar nature and costs and generally suitable for their intended purposes.

         6. The third sentence of Article 16 of the Concession Agreement is deleted and replace with the following:

                  The Manager and Manager's Authorized Agent shall have, in the CONCESSIONAIRE's reasonable opinion, a satisfactory level of experience in the management of recreational or similar facilities. The CONCESSIONAIRE shall provide certain background information to the CITY, particularly the name, address, and social security number of the Manager. The Manager shall confirm to the CONCESSIONAIRE that neither the Manager nor the Manager's Authorized Agent has been convicted of any felony. The Manager's Authorized Agent shall be at least 18 years of age.

         7. The last sentence of Article 16 of the Concession Agreement is deleted and replaced with the following:

                  The CONCESSIONAIRE will reasonably endeavor to investigate the background of the Manager and the Manager's Authorized Agent. The CITY will, at the request of CONCESSIONAIRE, and if legally accessible and permissible, have the

                  CITY'S police department determine or verify the existence of prior convictions of the Manager or Manager's Authorized Agent.

         8. Article 17 is modified to add the following at the end thereof:

                  The CITY agrees, subject to Article 48 of the Concession Agreement, that its approvals as set forth above will not be unreasonably withheld or delayed. However, notwithstanding any provision of the Concession Agreement to the contrary, if the Contract Administrator fails to approve or disapprove any specific item or matter presented to the CITY pursuant to this
                  Article 17 within twenty-one (21) days from receipt thereof, the Contract Administrator shall be deemed to have approved the same.

         9. The Concession Agreement is modified to delete the reference to "working" days throughout the Concession Agreement, such that all references to a number of days shall be to "calendar" days. Article 48 of the Concession Agreement is modified to change the reference therein from "forty-five (45) days" to "twenty-one (21) days."

         10. The first line of the first paragraph of Paragraph 19.1 is modified to substitute the word "allowed" for the word "required" and the seventh line of Paragraph 19.1 is modified to substitute the word "allowed" for the word "intended." The following new sentence shall be added immediately following the sentence of Paragraph 19.1:

                  The CONCESSIONAIRE shall be permitted all reasonable discretion in setting the hours of operation within the permitted hours of operation set forth on Exhibit "D" hereto in order to permit the CONCESSIONAIRE to maximize the profitability of the Facility and to foster other public purposes at the Facility and at the Park.

         11. The third sentence of Paragraph 19.1 is deleted and replaced with the following:

                  Any requests by the CONCESSIONAIRE to operate the Facility in excess of the permitted hours of operation set forth on Exhibit "D" shall be submitted to the Contract Administrator for reasonable approval.

                  The second full paragraph of Paragraph 19.1 is modified to add the following: For the purposes hereof, "substantial public health risk" means natural disasters, national or regional emergencies, war, pestilence, and riot.

         12. Paragraph 19.2 of the Concession Agreement is modified to add the following text after the phrase "temporary closure of the Facility" in the fourth sentence thereof: "which significantly or severally restricts CONCESSIONAIRE's ability to operate the Facility in its normal practice".

         13. Paragraph 19.5 of the Concession Agreement is deleted and replaced with the following:

                  The CITY acknowledges and agrees that the ability of the CONCESSIONAIRE to set its hours of operation within the permitted hours as set forth on Exhibit "D" hereto in its reasonable discretion is critical to the profitability of the Facility, and therefore the hours may be set by the CONCESSIONAIRE within the permitted hours with the intent to maximize the profitability of the Facility.

         14.      Article 28 is deleted and replaced with the following:
                  If either the Facility or any structures therein are damaged or destroyed, the CONCESSIONAIRE shall restore the same within a reasonable time and with due diligence after receipt by CONCESSIONAIRE of insurance proceeds from the hazard insurance policies required pursuant to the terms of the Concession

                  Agreement sufficient to restore or reconstruct the Facility. During the period the Property is unusable or being restored or reconstructed, rent shall be abated pending completion or restoration of the Facility. To the extent that the Facility shall be partially damaged and partially usable, rent shall abate proportionally to the extent that the Facility is unusable. To the extent that the CITY receives any insurance proceeds for the damage or destruction of the Facility, it shall promptly pay such proceeds to the CONCESSIONAIRE for the purpose of restoration and reconstruction. CONCESSIONAIRE shall promptly commence and diligently prosecute the reconstruction and restoration of the Facility upon receipt of the insurance proceeds in sufficient amounts to complete such reconstruction or restoration.

         15. Article 29, "Change of Operation Hours Due to Public Health Risk", of the Concession Agreement is modified to add the following:

                  The CITY shall use all reasonable and diligent efforts to eliminate the public safety hazard to the extent possible and reopen the Park as soon as possible after the occurrence of the public safety hazard in order to minimize any adverse financial impact on the CONCESSIONAIRE.

         16. The first paragraph of Article 31 and all of Article 32 are deleted and the following is substituted in its entirety:

                  Without limiting the rights of CONCESSIONAIRE in connection with the right to grant a Security Interest to a Lender (as such terms are defined in the First Amendment) or to pledge or mortgage the Concession Agreement as provided in the Concession Agreement, CONCESSIONAIRE shall be entitled to assign all of its rights hereunder, and/or shall be entitled to transfer equity interests in CONCESSIONAIRE only upon CITY's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that (i) CONCESSIONAIRE shall have the right, without the prior consent of the CITY to assign this Agreement to, and/or transfer equity interests in CONCESSIONAIRE to, an "Affiliate" of CONCESSIONAIRE. For the purposes hereof, an "Affiliate" means any other "Person", which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the CONCESSIONAIRE or its general partner(s). For the purposes hereof, "Person" means a person, corporation, partnership or such other legal or contractual entity. For the purposes hereof, "control" (including its correlative meanings, the terms "controlling", "controlled by" and "under common control with") as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or partnership interests, by agreement, or otherwise; (ii) CONCESSIONAIRE shall have the right to assign its rights hereunder to and/or transfer equity interests in CONCESSIONAIRE, without the prior consent of the CITY, to any entity traded on a public exchange, including but not limited to any national or state exchange, or any Canadian exchange; and (iii) CONCESSIONAIRE shall have the right to transfer limited partnership interests in CONCESSIONAIRE, or in CONCESSIONAIRE's general partner, or to transfer other interests in CONCESSIONAIRE which do not have any managerial control over CONCESSIONAIRE, without the prior consent of the CITY, so long as such assignee has not been convicted of a felony. With respect to an assignment or transfer that requires the CITY's consent as provided above, the reasonable basis for such consent shall be based on the following criteria: (x) the assignee or transferee has not been convicted of a felony, (y) the assignee or transferee has the financial capability for operating the Facility on a day-to-day basis, and (z) the assignee or transferee has the skill to manage the Facility on a day-to-day basis whether on its own or through the engagement of third party managers. If the CITY has a reasonable basis to reject the assignee or transferee, the CITY must make such rejection in writing to the CONCESSIONAIRE within fourteen (14) days of receipt from written notice from the CONCESSIONAIRE of its intent to assign or transfer the Concession Agreement or an interest in CONCESSIONAIRE that would require consent of the CITY hereunder stating the reason for such rejection. If the CITY fails to respond in writing stating the reasons for rejection as required herein within such fourteen (14) day period, the CITY shall have approved the assignee or transferee. The Contract Administrator may initially approve or disapprove an assignee or transferee pursuant to this Paragraph; however, the CITY's decision shall only be final if confirmed by the City Commission at a regular meeting or at a special meeting called for the purposes described herein. Further, the Concessionaire shall be continuously subject to the applicable requirements of Section 286.23, Florida Statutes, with respect to full and complete disclosure, as otherwise provided herein.

         17.      Add the following Paragraph 33.3 to the Concession Agreement:
                  In lieu of the delivery of a Payment and Performance Bond during construction as set forth in Paragraph 33.1 above, or an Operation Performance Bond or Letter of Credit, as set forth in Paragraph 33.2 above, the CONCESSIONAIRE shall deliver, respectively, its guaranty (or the guaranty of such affiliated entity deemed acceptable to CITY in its reasonable discretion) of completion of construction, or of the performance of the Concession Agreement.

         18.      Add the following new paragraph to the Concession Agreement:
                  The CONCESSIONAIRE shall have the right to request reasonable modifications to the Concession Agreement or to the form and structure of the Concession

                  Agreement, as necessary and appropriate in order for CONCESSIONAIRE, in its discretion, to obtain financing of the Facility and the Concession Agreement. The CITY agrees to cooperate in such modifications to the Concession Agreement, so long as such modifications do not reduce the amount of rent to be paid hereunder, extend the term of the Concession Agreement, or materially increase the burden on the CITY under the Concession Agreement or limit the responsibilities of the CONCESSIONAIRE under the CONCESSION AGREEMENT, subject to the applicable requirements of the City Charter, the City Code of Ordinances, Florida Statutes, and any other general and special laws applicable to the Concession Agreement.

         19. Article 36 of the Concession Agreement is deleted and replaced in its entirety with the following:

                                   ARTICLE 36

                             DEFAULT AND TERMINATION

         36.1 The following, if not cured within the applicable notice, cure or grace period as provided herein, shall be deemed events of default by the CONCESSIONAIRE under the Concession Agreement:

                  36.1.1 Assignment by the CONCESSIONAIRE for the benefit of creditors, not dismissed within thirty (30) days from filing the same.

                  36.1.2 Abandonment or discontinuation by CONCESSIONAIRE of operations hereunder. "Discontinuation" shall mean any closing (other than a scheduled closing or closing necessitated by acts beyond the control of the CONCESSIONAIRE) or failure to provide material services or amenities for thirty (30) consecutive days or more and the Facility is not reopened within thirty (30) days from written notice from the City to the CONCESSIONAIRE. "Abandonment" shall mean an express repudiation or renunciation of material operations under this Concession Agreement or any material part thereof, coupled with the actual closing of the Facility by the CONCESSIONAIRE, subject to the renovation and refurbishment authorization and other permitted bases for such closure as set forth in the Concession Agreement) provided for in this Concession Agreement.

                  36.1.3.1 A change of ownership interest in CONCESSIONAIRE in violation of the terms of this Concession Agreement not cured within thirty (30) days from CONCESSIONAIRE's receipt of written notice from the CITY, or

                  36.1.3.2 Failure to submit the ownership list within thirty
                           (30) days from assignment or transfer.

                  36.1.4 The CONCESSIONAIRE falls sixty (60) days past the due date for any sum or sums due the CITY under this Concession Agreement, after receiving a thirty (30) day written notice of such default from the CITY.

                  36.1.5 If an "Owner", or a "Principal" of an Owner of CONCESSIONAIRE has been found guilty of, regardless of final adjudication, or a plea of nolo contendere to, any illegal conduct or activity which (i) is customarily considered to be a felony "white collar crime" such as, fraud, embezzlement or misappropriation of funds or other felony crime, unless CONCESSIONAIRE has demonstrated to the reasonable satisfaction of the City, that within thirty (30) days after adjudication of said Owner or Principal that action, to the extent that the CONCESSIONAIRE has the lawful right to do so, is being diligently taken to remove said Principal or Owner from any aspect of the business' operation pending an appeal of the conviction unless such appeal would prohibit such removal. If the conviction is upheld on appeal, the other Principals or Owners shall take diligent action, to the extent that the CONCESSIONAIRE has the lawful right to do so, to remove the convicted Principal or Owner entirely from the business. To the extent that CONCESSIONAIRE seeks to remove the convicted Principal or Owner by an assignment of the Concession Agreement or the transfer of interests in CONCESSIONAIRE, the CONCESSIONAIRE shall have 90 days (together with an additional 90 days with the consent of the City, not to be unreasonably withheld) to commence and diligently pursue such assignment. For the purposes hereof, an "Owner" is defined as a general partner, or managing equity owner of CONCESSIONAIRE, and a "Principal" shall be deemed a general partner or an officer of an Owner.

                  36.1.5 Any illegal conduct or activity, which would be considered a felony, by an employee of CONCESSIONAIRE, upon CONCESSIONAIRE's failure to contact the Contract Administrator or other appropriate representative of the CITY to determine an appropriate and lawfully permitted course action within seventy-two (72) hours after receipt by CONCESSIONAIRE of written notice from the Contract Administrator or CITY, and/or the failure of the CONCESSIONAIRE to commence and diligently pursue such action within thirty (30) days thereafter.

                  36.1.7 Creation by CONCESSIONAIRE of a condition posing a substantial public health risk not diligently remedied by CONCESSIONAIRE within fifteen (15) days (together with an additional fifteen (15) days with the CITY's consent, not to be unreasonably withheld) from receipt by CONCESSIONAIRE of written notice from the CITY, or if such is not reasonably capable of being cured within such thirty (30) days, CONCESSIONAIRE has not diligently commenced such cure within said thirty (30) day period.

                  36.1.8 Nonperformance of any material covenant of this Concession Agreement and failure of CONCESSIONAIRE to diligently remedy such breach within an additional thirty (30) days from receipt by CONCESSIONAIRE of written notice by the CITY, or if such is not reasonably capable of being cured within such thirty
                           (30) days, CONCESSIONAIRE has not diligently commenced such cure within said thirty (30) day period.

         36.2 The City shall only have the right to terminate this Concession Agreement if an event of default remains uncured after the expiration of all applicable cure periods (or if such event of default is not reasonably capable of being cured within such cure period, if CONCESSIONAIRE has not caused

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
                  such cure and diligently pursued such cure) and upon an additional fourteen (14) days written notice of termination the CONCESSIONAIRE does not cure the event of default (or commence to diligently cure; if such is not reasonably capable of cure within such cure period).

         36.3 In the event CITY properly terminates this Concession Agreement pursuant to Section 36 hereof, any capital improvements made at the Facility shall become the property of the CITY.

         36.4 Notices of default or for termination as specified hereunder shall be sent by the CITY's Contract Administrator in the same manner as described in Article 50 herein.

         20.      Paragraph 36.14 is modified to add at the beginning thereof:
                  "Where approval is required hereby,"

         21. Paragraph 8 of the First Amendment is modified to add to the definition of the term "Lender", any private entity in the business of lending funds for facilities similar to the Facility, or other recreational facilities.

         22. Notwithstanding anything herein contained, if any one or more of the provisions of this Second Amendment shall for any reason whatsoever be held to be illegal, invalid, or unenforceable in any respect, such illegality, invalidity, or unenforceability shall not affect any other provision of this Second Amendment, but this Second Amendment shall be construed as if such illegal, invalid, or unenforceable provision had never been contained herein.

         23. The Modified Agreement, as amended by this Second Amendment, shall not be further modified except by an instrument in writing executed by each of the parties hereto.

         24. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

         25. This Second Amendment may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but on Agreement.

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
         26. Except as specifically modified herein, the Modified Agreement shall continue in full force and effect without change or modification. To the extent of any conflict or inconsistency between the provisions of the Modified Agreement and this Second Amendment, the provisions ofthis Second Amendment shall govern the rights and obligations of the Partnership. The Modified Agreement as amended by this Second Amendment is hereby ratified and confirmed by the parties hereto.


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



         IN WITNESS WHEREOF, the Partnership and the CITY have caused this Second Amendment to be executed and made effective as of the day and year first above written.

                         PARTNERSHIP:

                         ICELAND (CORAL SPRINGS), LIMITED
                         PARTNERSHIP, a Delaware limited partnership

                         By: Iceland (Coral Springs) Corp., a Florida corporation, as general partner

                               By: /s/ Brian Brisbin
                                   ----------------------------------
                                   Name:  Brian Brisbin
                                          ---------------------------
                                   Title: President
                                          ---------------------------


                         ICE:

                         CORAL SPRINGS ICE, LTD., a Florida limited partnership

                         By:   Coral Springs Ice, Inc., a Florida
                               corporation, its general partners

                                By:     /s/ Craig Geier
                                     ---------------------------
                                Name: Craig Geier
                                     ---------------------------
                                Title: Vice President
                                     ---------------------------


                                CITY OF CORAL SPRINGS, FLORIDA

                                By: /s/ John Sommerer
                                    ----------------------------------
                                Name:   John Sommerer
                                      --------------------------------
                                Title:  Mayor
                                      --------------------------------


Approved as to form by:                        Attest:


By: /s/ Samuel S. Goren                        By: /s/ Jonda K. Joseph
    -------------------------                     -------------------------
     Samuel S. Goren                              Jonda K. Joseph, City Clerk
     Deputy City Attorney


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